SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party Other Than the Registrant [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement           [ ] Confidential, For Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12

                              RadView Software Ltd.
                (Name of Registrant as Specified in Its Charter)

    -------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check The Appropriate Box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:

                              RADVIEW SOFTWARE LTD.
                          7 NEW ENGLAND EXECUTIVE PARK
                         BURLINGTON, MASSACHUSETTS 01803
Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of RadView Software Ltd. (the "Company") to be held at 10:00 a.m. on Wednesday, March 28, 2001 at the offices of RadView Software, Inc., 7 New England Executive Park, Burlington, Massachusetts 01803.

At the Annual Meeting, you will be asked:

       1. TO elect Shai Beilis, Ilan Kinreich, William J. Geary, Robert Steinkrauss, Christopher M. Stone, and Kathleen A. Cote to the Company's Board of Directors, each to serve until the close of the next Annual Meeting;

       2. TO ratify and approve the compensation arrangements for members of the Board of Directors, as described in this Proxy Statement;

       3. TO ratify and approve the employment  agreement of Ilan Kinreich,  the
          Company's  Chief  Executive  Officer,   as  described  in  this  Proxy
          Statement;

       4. TO ratify and approve the increase in the share capital of the Company;

       5. TO ratify and approve the amendment and restatement of the Company's Articles of Association, as described in this Proxy Statement;

       6. TO ratify and approve the increases in the numbers of shares available for issuance under the Company's United States Share Incentive Plan and Key Employee Share Incentive Plan; and

       7. TO ratify the selection of Luboshitz Kasierer, a member firm of Arthur Andersen, as the Company's independent auditors for the fiscal year ending December 31, 2001.

The Board of Directors recommends the approval of each of these proposals.

Further details of these matters to be considered at the Annual Meeting are contained in the attached Proxy Statement. Copies of the resolutions to be adopted at the Annual Meeting will be available to any shareholder entitled to vote at the meeting for review during regular business hours (to contact the Company, please call (781) 238-1111. The Company's Annual Report is also enclosed and provides additional information regarding the financial results of the Company.

We hope that you will be able to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, it is important that your shares are represented. Therefore, please complete, date, sign and return the enclosed proxy card in the enclosed envelope, which requires no postage. This will ensure your proper representation at the Annual Meeting. If you attend the Annual Meeting, you may vote in person if you wish, even if you have previously returned your proxy card.
                                            Sincerely,

                                            /s/ Ilan Kinreich

                                            ILAN KINREICH
                                            Chief Executive Officer, President
                                            and Director
Burlington, Massachusetts
February __, 2001
                             YOUR VOTE IS IMPORTANT.
                       PLEASE RETURN YOUR PROXY PROMPTLY.

                              RADVIEW SOFTWARE LTD.

                          7 NEW ENGLAND EXECUTIVE PARK
                         BURLINGTON, MASSACHUSETTS 01803
                                 (781) 238-1111

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 28, 2001

NOTICE IS HEREBY GIVEN that an Annual Meeting of Shareholders of RadView Software Ltd., will be held on Wednesday, March 28, 2001 at 10:00 a.m. at the offices of RadView Software, Inc., 7 New England Executive Park, Burlington, Massachusetts 01803, to consider and act upon the following matters:

       1. TO elect Shai Beilis, Ilan Kinreich, William J. Geary, Robert Steinkrauss, Christopher M. Stone, and Kathleen A. Cote to the Company's Board of Directors, each to serve until the close of the next Annual Meeting;

       2. TO ratify and approve the compensation arrangements for the members of the Board of Directors;

       3. TO ratify and approve the employment agreement of Ilan Kinreich, the Company's Chief Executive Officer;

       4. TO ratify and approve the increase in the share capital of the Company;

       5. TO ratify and approve the amendment and restatement of the Company's Articles of Association;

       6. TO ratify and approve the increases in the numbers of shares available for issuance under the Company's United States Share Incentive Plan and Key Employee Share Incentive Plan ;

       7. TO ratify the selection of Luboshitz Kasierer, a member firm of Arthur Andersen, as the Company's independent auditors for the fiscal year ending December 31, 2001; and

       8. TO consider and act upon any matters incidental to the foregoing and any other matters that may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on February 15, 2001 as the record date for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or adjournments thereof.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE YOUR PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQURIES NO POSTAGE. IF YOU ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOUR PROXY WILL NOT BE USED.

                                             By Order of the Board of Directors


                                             Brian E. LeClair
                                             Secretary

Burlington, Massachusetts
February __, 2001

                              RADVIEW SOFTWARE LTD.

                          7 NEW ENGLAND EXECUTIVE PARK
                         BURLINGTON, MASSACHUSETTS 01803
                                 (781) 238-1111

                                 PROXY STATEMENT

                               GENERAL INFORMATION

The enclosed Proxy is solicited by the Board of Directors of RadView Software Ltd. (the "Company"), for use at the Annual Meeting of Shareholders to be held on Wednesday, March 28, 2001 at 10:00 a.m. at the offices of RadView Software, Inc., 7 New England Executive Park, Burlington, Massachusetts, and at any adjournment or adjournments thereof (the "Annual Meeting").

Where the Shareholder specifies a choice on the enclosed Proxy as to how his or her shares are to be voted on a particular matter, the shares will be voted accordingly. If no choice is specified, the shares will be voted

o FOR the election of Shai Beilis, Ilan Kinreich, William J. Geary, Robert Steinkrauss, Christopher M. Stone, and Kathleen A. Cote to the Company's Board of Directors, each to serve until the close of the next Annual Meeting;

o FOR the ratification and approval of the compensation arrangements for the members of the Board of Directors;

o FOR the ratification and approval of the employment agreement of Ilan Kinreich, the Company's Chief Executive Officer;

o FOR the ratification and approval of an increase in the share capital of the company;

o FOR the ratification and approval of the amendment and restatement of the Company's Articles of Association;

o FOR the ratification and approval of the increases in the numbers of shares available for issuance under the Company's United States Share Incentive Plan and Key Employee Share Incentive Plan; and

o FOR the selection of Luboshitz Kasierer, a member firm of Arthur Andersen ("Arthur Andersen"), as the Company's independent auditors for the fiscal year ending December 31, 2001.

In addition, the shares will be voted with respect to any other proposals in accordance with the recommendations of the Board. Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivery to the Company of a written notice of revocation or a duly executed Proxy bearing a later date. Any Shareholder who has executed a Proxy but is present at the Annual Meeting, and who wishes to vote in person, may do so by revoking his or her Proxy. Shares represented by valid Proxies received in time for use at the Annual Meeting and not revoked at or prior to the Annual Meeting, will be voted at the Annual Meeting.

                      VOTING SECURITIES AND VOTES REQUIRED

The close of business on February 15, 2001 has been fixed as the record date for determining the Shareholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). On the Record Date, there were ________ shares of ordinary shares of the Company, NIS 0.01 par value per share, issued and outstanding and entitled to vote. Each ordinary share entitles the holder thereof to one vote with respect to all matters submitted to Shareholders at the Annual Meeting.

The presence, in person or by proxy, of two or more shareholders holding at least thirty-three and one-third percent (33 1/3 %) of the Company's ordinary shares entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Pursuant to the Israel Companies Law, the affirmative vote of a majority of the voting rights attached to the ordinary shares represented at the Annual Meeting, in person or proxy, is required to approve each of the matters to be voted upon at the Annual Meeting.

Abstentions, votes withheld and broker non-votes will not be treated as votes cast for this purpose and will not affect the outcome of the election. A "broker non-vote" occurs when a registered broker holding a customer's shares in the name of the broker has not received voting instructions on a matter from the customer and is barred by applicable rules from exercising discretionary authority to vote on the matter and so indicates on the proxy.

As of February 12, 2000, members of the Board of Directors of the Company and officers of the Company, as a group, own or may be deemed to control approximately 41.3% of the outstanding ordinary shares. As there is no cumulative voting provided for in the Company's Articles of Association, the Board of Directors and officers are able to exert substantial influence over the election of the Board of Directors and the outcome of any issues that may be subject to a vote by the Company's Shareholders at the Annual Meeting. The Board of Directors and officers have indicated their intent to vote all of their ordinary shares owned or controlled by them in favor of each item set forth herein.

The Company's Annual Report to Shareholders for the fiscal year ended December 31, 2000 is being mailed to the Shareholders with this Proxy Statement. This Proxy Statement and the accompanying Proxy are first being mailed on or about
February __, 2001 to all Shareholders entitled to notice of and to vote at the Annual Meeting.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

The Articles of the Company provide that the number of directors shall be fixed by the Board of Directors. The Articles also provide that the Board of Directors shall be elected for terms lasting until the Company's next Annual Meeting of Shareholders.

A majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required to elect the Company's nominees to the Board of Directors (the "Director Nominees").

Unless authority to vote for the confirmation of the Director Nominees is withheld, the shares represented by all Proxies received by the Board of Directors will be voted for the Director Nominees. In the event that any of the Director Nominees shall become unable or unwilling to serve, the shares represented by Proxies will be voted for the election of such other person as the Board of Directors may recommend in his place. The Board has no reason to believe that any of the Director Nominees will be unable or unwilling to serve. Each of the Director Nominees is currently a Director of the Company, with the exception of Ms. Kathleen A. Cote.

THE BOARD OF DIRECTORS RECOMMENDS THE CONFIRMATION OF EACH OF THESE NOMINEES AS A DIRECTOR OF THE COMPANY, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

The following table contains certain information about the Director Nominees as of February 15, 2001:


     NAME                      AGE            POSITION
     ----                      ---            --------
Shai Beilis                    52             Director*
Ilan Kinreich                  43             Chief Executive Officer, President and Director
William J. Geary               41             Director
Robert Steinkrauss             49             Director
Christopher M. Stone           43             Director
Kathleen A. Cote               52             Nominee for Director


* The Board of Directors has elected Shai Beilis as Chairman of the Board effective as of the annual meeting.

SHAI BEILIS has served as a Director since May 1998. Mr. Beilis has been the Chairman and Managing Partner of Formula Ventures Ltd. since December 1998. From January 1995 until joining Formula, Mr. Beilis served as the Chief Executive Officer of Argotec Ltd., a wholly-owned subsidiary of Formula Systems (1985) Ltd. established in 1993 to capitalize on investment opportunities in the IT sector where he was responsible for initiating, overseeing and managing Argotec's investments. Before joining Formula Systems (1985) Ltd., Mr. Beilis served as Chief Executive Officer of Clal Computers and Technology Ltd. and was employed by Digital Equipment Corporation. Mr. Beilis serves as a director for Formula Systems (1985) Ltd., Crystal System Solutions Ltd., Applicom Software Industries Ltd. and several private companies. Mr. Beilis holds a B.S. degree in Mathematics and Economics from the Hebrew University in Jerusalem and a M.S. in Computer Science from the Weizmann Institute of Science.

ILAN KINREICH has served as our Chief Executive Officer and President since inception of our operations in 1993. From August 1989 to February 1991, Mr. Kinreich was a co-founder and Vice President of Research and Development at Mercury Interactive, a software testing company. From May 1985 until joining Mercury Interactive, Mr. Kinreich held the position of Research and Development Manager at Daisy Systems. Prior to that, Mr. Kinreich was part of the integration team for the Lavi jet fighter. Prior to this, Mr. Kinreich served seven years in the Israel Defense Forces, holding the rank of Captain, where he led development and deployment of command and control systems. Mr. Kinreich holds a B.Sc. in Mathematics and Computer Science from Bar Ilan University.

WILLIAM J. GEARY has served as a Director since December 1999. Mr. Geary has been a General Partner of North

Bridge Venture Partners III, L.P. since its inception in August 1998, a General Partner of North Bridge Venture Partners II, L.P. since its inception in September 1996, and a Principal of North Bridge Venture Partners, L.P. since its inception in March 1994. Mr. Geary has also been a General Partner of North Bridge Venture Partners IV, L.P. since its inception in September 1999. Mr. Geary served as a director in eBenX, Inc., and serves as a director in Tilion, Inc., Mercari Technologies, Inc., I-Logix, Inc. and several private technology companies. Mr. Geary holds a B.S. from Boston College, School of Management and is a Certified Public Accountant.

ROBERT STEINKRAUSS has served as a Director since the completion of our initial public offering in August 2000. From November 1999 to April 2000, Mr. Steinkrauss served as Vice President and General Manager of the WAN Systems Group of Lucent Technologies Inc. Prior to that, Mr. Steinkrauss served as President of Xedia Corporation from February 1998 to November 1999. From February 1995 to February 1998, Mr. Steinkrauss served as Chairman, President and Chief Executive Officer of Raptor Systems Inc. which was sold to Axent Technologies Inc. in February 1998. Mr. Steinkrauss received a B.A. from Boston College, magna cum laude, and is a Certified Public Accountant.

CHRISTOPHER M. STONE has served as a Director since the completion of our initial public offering in August 2000. Mr. Stone is a founder and has served as President and Chief Executive Officer of Tilion, Inc. since its inception in January 2000. Tilion is an infrastructure service provider for in-the-net commerce analytics. From August 1997 to October 1999, Mr. Stone served as Executive Vice President of corporate strategy and development at Novell, Inc. From 1989 to 1992, Mr. Stone served as Chief Executive Officer of the Object Management Group Inc., a software development standardization group of which he was also a founder. Mr. Stone currently serves on the board of directors of Entrust Technologies, Inc. Mr. Stone holds a B.S. in Computer Science from University of New Hampshire and an Executive M.B.A. from University of Virginia's Darden School of Business.

KATHLEEN A. COTE is a nominee for election as a member of our Board of Directors at the Annual Meeting. Ms. Cote has served as President of Seagrass Partners since September 1998. Seagrass Partners is a consulting firm that focuses on early-stage Internet companies. From 1996 to 1998, Ms. Cote served as President and Chief Executive Officer of Computervision Corporation and served as President and Chief Operating Officer of Computervision from 1995 to 1996. Ms. Cote currently serves on the board of directors of Western Digital Corporation, Vtel, Inc., Worldport Communications, Inc., Ms. Cote is a former director of MediaOne Group, Baynetworks Inc., Babson College, Mass High Tech Council, National Urban League, Boston Chapter, and the Governor's High Tech Council of Massachusetts. Ms. Cote holds a B.A. from University of Massachusetts and an M.B.A. from Babson College.

MEETINGS OF THE BOARD OF DIRECTORS. During the year ended December 31, 2000, the Board met five times and acted once by unanimous written consent. No Director attended fewer than 75% of the total number of meetings of the Board and of committees of the Board on which they served during the fiscal year ended December 31, 2000.

THE AUDIT COMMITTEE. The audit committee currently consists of Messrs. Geary, Steinkrauss and Stone. Pursuant to the Israel Companies Law, the board of directors of a public company must appoint an audit committee, as well as an internal auditor. The audit committee must be comprised of at least three directors, including all of the external directors. The audit committee may not include the chairman of the board, any director employed by the company or providing to the company services on a regular basis, or a controlling shareholder or their relative. The Company is also subject to the requirements of NASDAQ and the Securities and Exchange Commission with respect to the composition of its audit committee. The Israel Companies Law requires the board of directors of a public company to appoint an internal auditor recommended by the audit committee. The role of the internal auditor is to examine, among other things, whether the company's acts comply with the law and orderly business procedure. The internal auditor may be an employee of the company but may not be an affiliate or office holder, or a relative of any affiliate or office holder, and may not be a member of the company's independent accounting firm or its representative.

THE COMPENSATION COMMITTEE. The compensation committee currently consists of Messrs. Beilis, Geary, and Stone. The compensation committee administers our three option plans: the Key Employee Share Incentive Plan (1996), the Affiliate Employees Option Plan (1997) and the United States Share Incentive Plan (2000). The compensation committee administers these plans and is authorized to submit recommendations to our Board of Directors as to the issuance of options under the plans. Under the Israel Companies Law, the authority to issue options vests exclusively with our Board of Directors.

The Company does not have a standing nominating committee or a committee performing similar functions.

DIRECTOR COMPENSATION. We reimburse our Directors for expenses incurred to attend meetings of our Board of Directors and any committees of the Board of Directors. We also grant options to purchase ordinary shares to our Directors from time to time. As set forth in Proposal 2, the Company is seeking Shareholder approval for certain grants of options to Directors of the Company, as required by Israeli law.

           REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

This report is submitted by the Compensation Committee. The Compensation Committee consists of Messrs. Beilis, Geary, and Stone. Messrs. Beilis, Geary, and Stone are non-employee Directors. Pursuant to authority delegated by the Board of Directors, the Compensation Committee is responsible for reviewing and administering the Company's stock option plans and reviewing and approving salaries and other incentive compensation of the Company's officers and employees, including the grant of stock options to officers and employees.

COMPENSATION PHILOSOPHY. The Company's executive compensation program is designed to attract, retain and reward executives in a competitive industry. To achieve this goal, the Compensation Committee applies the philosophy that compensation of executive officers should be linked to revenue growth, operating results and earnings per share performance.

Under the supervision of the Compensation Committee, the Company has developed and implemented compensation policies. The Compensation Committee's executive compensation policies are designed to (i) enhance profitability of the Company and shareholder value, (ii) integrate compensation with the Company's annual and long-term performance goals, (iii) reward corporate performance, (iv) recognize individual initiative, achievement and hard work, and (v) assist the Company in attracting and retaining qualified executive officers. Currently, compensation under the executive compensation program is comprised of cash compensation in the form of annual base salary and bonus and long-term incentive compensation in the form of stock options.

BASE SALARY. In setting cash compensation for the Chief Executive Officer and President and reviewing and approving the cash compensation for all other officers, the compensation committee reviews salaries periodically. The Compensation Committee's policy is to fix base salaries at levels comparable to the amounts paid to senior executives with comparable qualifications, experience and responsibilities at other companies of similar size and engaged in a similar business to that of RadView Software. The base salaries do not take into account the Company's relative performance as compared to comparable companies.

The salary compensation for the executive officers is based upon their qualifications, experience and responsibilities, as well as the attainment of planned objectives. The Chief Executive Officer and President makes recommendations to the Compensation Committee regarding the planned objectives and executive compensation levels. The overall plans and operating performance levels upon which management compensation is based are approved by the Compensation Committee on a periodic basis.

BONUS COMPENSATION. Our executive officers are eligible for quarterly cash bonuses, which are based primarily on corporate achievements and individual performance objectives that are established at the beginning and in the course of each year. After the completion of the quarter, the Compensation Committee reviews the attainment of corporate and individual objectives and awards bonuses based on the extent to which corporate objectives were met or exceeded and individual contributions to our overall performance.

STOCK OPTIONS. The Compensation Committee relies on incentive compensation in the form of stock options to retain and motivate executive officers and employees, which generally are provided through initial shares option grants at the date of hire and periodic additional grants. Incentive compensation in the form of stock options is designed to provide long-term incentives to executive officers and other employees, to encourage the executive officers and other employees to remain with the Company and to enable them to develop and maintain a stock ownership position in RadView Software's ordinary shares.

Awards take into account each officer's scope of responsibility and specific assignments, strategic and operational goals applicable to the officer, anticipated performance and contributions of the officer and competitive market data for similar positions. Options are granted with an exercise price equal to the fair market value of our ordinary shares on the date of grant. The standard vesting schedule provides that a portion of the shares subject to each option vest and become exercisable annually and quarterly over three-to four-year periods.

Option grants to employees are based on such factors as initiative, achievement and performance. In administering grants to executive officers, the Compensation Committee evaluates each officer's total equity compensation package. The Compensation Committee generally reviews the option holdings of each of the executive officers, including their vesting and exercise prices and the then current value of any unvested options. The Compensation Committee considers equity compensation to be an integral part of a competitive executive compensation package and an important mechanism to align the interests of management with those of the Company's shareholders.

               By the RadView Software Ltd. Compensation Committee

             Shai Beilis, William J. Geary, and Christopher M. Stone

                            REPORT OF AUDIT COMMITTEE

The Audit Committee of the Board of Directors, which consists entirely of Directors who meet the independence and experience requirements of Nasdaq and the Israeli Companies Law, has furnished the following report:

The Audit Committee assists the Board in overseeing and monitoring the integrity of the Company's financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in a written Charter adopted by the Board, which is attached as Appendix A to this Proxy Statement. The Audit Committee reviews and reassesses the Charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing the Company's overall financial reporting process. In fulfilling its responsibilities for the financial statements for fiscal year 2000, the Audit Committee took the following actions:

o Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2000 with management and Arthur Andersen, the Company's independent auditors;

o Discussed with Arthur Andersen the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and

o Received written disclosures and the letter from Arthur Andersen regarding its independence as required by Independence Standards Board Standard No.
     1. The Audit Committee further discussed with Arthur Andersen their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Committee determined appropriate.

Based on the Audit Committee's review of the audited financial statements and discussions with management and Arthur Andersen, the Audit Committee has recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                  By the RadView Software Ltd. Audit Committee
          William J. Geary, Robert Steinkrauss and Christopher M. Stone

                       COMPARATIVE SHARE PERFORMANCE GRAPH

     The following graph shows the cumulative Shareholder return of the Company's ordinary shares from August 10, 2000 (the first trading day for the ordinary shares) through December 31, 2000 as compared with that of the S&P 500 and the Nasdaq Computer Index. The graph assumes the investment of $100 in the Company's ordinary shares and each of the comparison groups on August 10, 2000 and assumes the reinvestment of dividends. The Company has never declared a dividend on its ordinary shares. The ordinary share price performance depicted in the graph below is not necessarily indicative of future price performance. This graph is not "soliciting material," is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

                                [GRAPH OMITTED]

                  Relative Dollar Values

                                 NASDAQ        NASDAQ
Date               RDVW          Computer      Composite

08/10/00           100.00        100.00        100.00
09/29/00            73.61         94.61         97.68
12/29/00            27.78         57.70         65.71


                       COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY COMPENSATION. The following tables set forth certain information with respect to compensation paid or accrued for services rendered to the Company in all capacities for each of the years ended December 31, 2000 and December 31, 1999 by its Chief Executive Officer and the two other most highly compensated executive officers of the Company whose salary and bonus during the fiscal year ended December 31, 2000 exceeded $100,000 (the "Named Executive Officers"). No other executive officer of the Company earned greater than $100,000 in the fiscal year ended December 31, 2000.

                           SUMMARY COMPENSATION TABLE

                                            Fiscal                                                 Long Term
Name and Principal Position                  Year           Annual Compensation              Compensation Awards
---------------------------                  ----           -------------------              -------------------
                                                                                             Number of Securities
                                                          Salary            Bonus             Underlying Options
                                                          ------            -----             ------------------
Ilan Kinreich,                               2000         $ 140,000        $  56,500                  373,390
Chief Executive Officer and President        1999           140,451           45,000                  147,510

Edward Durkin (1)                            2000            91,945           15,000                  200,000
Chief Financial Officer                      1999                --               --                       --

James Clemens                                2000           100,952           90,250                  225,000
Vice President, Sales                        1999                --               --                       --

(1)Mr. LeClair replaced Mr. Durkin as our Chief Financial Officer in December 2000.

OPTION GRANTS. The following table presents each grant of ordinary share options during the fiscal year ended December 31, 2000 to each of the Named Executive Officers. We have never granted share appreciation rights.

                                       OPTION GRANTS IN LAST FISCAL YEAR

                                            Individual Grants
                         -------------------------------------------------------
                                                                                            Potential Realizable
                            Number of      Percent of                                               Value
                           Securities    Total Options   Exercise                          At Assumed Annual Rates
                           Underlying      Granted To     Price                           Of Share Price Appreciation
                             Options       Employees       Per        Expiration               For Option Terms
Name                       Granted(1)       In 2000       Share           Date             5%              10%
----------------------------------------------------------------------------------------------------------------------
Ilan Kinreich                 373,390           12.4%     $1.00 (2)       3/28/05         $107,052          $237,587

Edward Durkin                 150,000            5.0%      1.00 (2)       3/28/05           43,005            95,445
                               50,000            1.7%     10.00 (1)       7/11/10          314,447           796,871

James Clemens                 225,000            7.5%      1.00 (3)       7/11/05           64,508           143,167

(1) The exercise price equals the fair market value of the ordinary shares as of the grant date as determined by our board of directors.

(2) The fair market value of the ordinary shares as of the grant date was determined to be $2.10 per share as determined by our board of directors.

(3) The fair market value of the ordinary shares as of the grant date was determined to be $10.00 per share as determined by our board of directors.

(4) The potential realizable value is calculated based on the term of the option at the time of grant. Share price appreciation of 5.0% and 10.0% is assumed pursuant to the rules promulgated by the SEC and does not represent our estimate of future share price performance. The potential realizable values at 5.0% and 10.0% appreciation are calculated by: (a) multiplying the number of ordinary shares under the option by the exercise price per share; (b) assuming that the aggregate share value derived from that calculation compounds at the annual 5.0% or 10.0% rate shown in the table until the expiration of the options; and (c) subtracting from that result the aggregate option exercise price.

(5) Percentages shown under "Percent of Total Options Granted to Employees in 2000" are based on an aggregate of 3,017,500 options granted to our employees under our option plans during 2000.

The following table presents the number and value of securities underlying unexercised options that were held by each of the individuals listed in the Summary Compensation Table as of December 31, 2000.

                       Aggregated Option Exercises in 2000
                        And Fiscal Year-End Option Values

                                                            Number of Securities                  Value of Unexercised
                                                     Underlying Unexercised Options at           in-the-Money Options at
                       Shares                               December 31, 2000                     December 31, 2000 (2)
                     Acquired on       Value                -----------------                     ---------------------
       Name          Exercise (#)    Realized(1)       Exercisable       Unexercisable       Exercisable        Unexercisable
       ----          ------------    -----------       -----------       -------------       -----------        -------------
Ilan Kinreich            391,100          $ 964           167,103             353,798         $ 274,255            $ 554,298
Edward Durkin                 --             --                --                  --                --                   --
James Clemens                 --             --                --             225,000                --              337,500

(1) Amounts shown under the column "Value Realized" are calculated by subtracting the aggregate exercise price of the options from the market value of the underlying ordinary shares on the date of exercise, and do not reflect amounts actually received by the named executive officers.

(2) Amounts shown under the column "Value of Unexercised in-the-Money Options at December 31, 2000" are calculated by subtracting the exercise price of the options from the fair market value of the underlying ordinary shares as quoted on the NASDAQ stock market of $2.50 per share on December 31, 2000, multiplied by the number of shares underlying the options, and do not reflect amounts that may actually received by the named executive officers upon exercise of options.


EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS At the start of their employment, our employees in the United States generally sign offer letters specifying basic terms and conditions of employment as well as agreements that include confidentiality, non-compete provisions and assignment of intellectual property rights related to their employment. At the start of their employment, our employees in Israel generally sign written employment agreements that include confidentiality and non-compete provisions. In addition, certain key employees of the Company, including Messrs. Kinreich, LeClair and Clemens, have a change in control agreement with the Company under which (i) fifty percent (50%) of unvested stock options and/or restricted shares then held by the employee shall immediately vest upon a change of control of the Company; (ii) they will receive a severance package consisting of six months' base salary, plus any accrued compensation, reimbursements and vacation time owed and (iii) the remaining unvested stock options and/or restricted shares then held by the employee shall immediately vest, if the employee terminates his employment with the Company for a good reason, or his employment is terminated without cause, each within twelve (12) months of a change in control of the Company. See also "Proposal 3 - Ratification and Approval of the Employment Agreement of Ilan Kinreich, the Company's Chief Executive Officer."

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION Messrs. Beilis, Geary and Stone constitute the Company's Compensation Committee. Messrs. Beilis, Geary, and Stone are non-employee Directors. None of our executive officers serve as a member of the board of directors or compensation committee of any entity that has any executive officer serving as a member of our Board of Directors or Compensation Committee.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us regarding the beneficial ownership of our ordinary shares as of January 31, 2001 by: each person known by us to beneficially own more than 5% of our ordinary shares; each Named Executive Officer; each of our Director Nominees; and all of our Directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, ordinary shares under options and warrants held by that person that are currently exercisable or exercisable within 60 days of
January 31, 2001 are considered outstanding. These shares, however, are not considered outstanding when computing the percentage ownership of each other person. Except as indicated in the footnotes to this table and pursuant to state community property laws, each shareholder named in the table has sole voting and investment power for the shares shown as beneficially owned by them. Ownership percentages are based on 16,366,572 ordinary shares outstanding on January 31, 2001. Unless otherwise noted below, each shareholder's address is c/o RadView Software Ltd., 7 New England Executive Park, Burlington, Massachusetts 01803.

Beneficial Owner                                               Total Shares            Percentage of
Five Percent Shareholders                                   Beneficially Owned        Ordinary Shares
                                                            ------------------        ---------------
   Computer Associates International, Inc. (1)                   1,635,067                 10.0%
   Formula Ventures (2)                                          2,604,823                 15.9%
   North Bridge Venture Partners, III, L.P. (3)                  1,666,666                 10.2%
   Sadot Research and Development Fund Ltd. (4)                  1,510,959                  9.2%
   Zohar Zisapel (5)                                             2,079,522                 12.7%

Directors and Executive Officers
   Yehuda Zisapel (6)                                            2,079,522                 12.7%
   Ilan Kinreich (7)                                               597,764                  3.7%
   Edward Durkin  **                                                    --                   --
   Brian E. LeClair                                                     --                   --
   James Clemens                                                        --                   --
   Shai Beilis (2)                                               2,614,623                 16.0%
   William J. Geary (3)                                          1,666,666                 10.2%
   Robert Steinkrauss (8)                                            3,333                    *
   Christopher M. Stone (9)                                          3,333                    *
   Kathleen A. Cote                                                     --                   --
All executive officers and Directors as a group                  6,965,241                 42.6%
   (9 persons)

* Represents beneficial ownership of less than one percent of our ordinary shares.
** Mr. LeClair replaced Mr. Durkin as our Chief Financial Officer in December 2000.


(1) Computer Associates International, Inc. is a public company traded on The Nasdaq National Market. Based on its most recent Proxy Statement on Form 14A filed with the SEC on July 14, 2000, its directors are Russell M. Artzt, Alfonse M. D'Amato, Willem F.P. deVogel, Richard A. Grasso, Shirley Strum Kenny, Sanjay Kumar, Roel Pieper and Charles B. Wang. The address of Computer Associates International, Inc. is One Computer Associates Plaza, Islandia, NY 11749.

(2) Represents 1,576,667 ordinary shares owned of record by Formula Ventures L.P; 443,561 ordinary shares owned of record by FV-PEH L.P.; 506,452 ordinary shares owned of record by Formula Ventures (Israel) L.P.; and 78,143 ordinary shares owned of record by Shem Basum Ltd. Shai Beilis, our Director, is the managing director of Formula Ventures L.P., Formula Ventures Ltd. and the principal shareholder and a director of Shem Basum Ltd. Shai Beilis disclaims beneficial ownership of the shares held of record by Formula Ventures L.P.; FV-PEH L.P. and Formula Ventures (Israel) L.P. except to the extent of his pecuniary interest therein. Shai Beilis has sole voting and investment power and is the beneficial owner of the 78,143 ordinary shares owned of record by Shem Basum Ltd. Formula Ventures L.P., FV-PEH L.P. and Formula Ventures (Israel) L.P. are part of an affiliated group of investment entities managed by Formula Ventures Ltd. and Formula Ventures Partners (Cayman Islands) Ltd., a subsidiary thereof.

    Micha Gaiger, Yigal Erlich, Shai Beilis, Ariel Sela, Moshe Shachaf, Dan Goldstein, by virtue of their board position in Formula Venture Ltd., and Ben-Arie Reuven and Ari Sternberg, by virtue of their board position in Formula Venture Partners (Cayman Islands) Limited, each share voting and dispositive power with respect to the shares held by Formula Ventures L.P.; FV-PEH and Formula Ventures (Israel) L.P. Decisions with respect to voting and investment of the shares owned of record are made by majority vote and as managing director, Shai Beilis shares voting and investment power over the ordinary shares held by Formula Ventures L.P., FV-PEH L.P. and Formula Ventures (Israel) L.P. The address of Formula Ventures (Israel) L.P. is 11 Galgalei Haplada St., Herzliya, Israel 46733. The address of each of Formula Ventures L.P. and FV-PEH L.P. is c/o Michael Fiamenbaum, 666 Fifth Avenue, New York, New York, USA. The address of Shem Basum Ltd. is 39 Shderot Hagalim, Herzliya, Israel 46120.

(3) Represents 1,666,666 ordinary shares owned of record by North Bridge Venture Partners III, L.P. The General Partner of North Bridge Venture Partners III, L.P. is North Bridge Venture Management III, L.P. Our Director, Mr. William
    J. Geary is a partner of North Bridge Venture Management III, L.P. Mr. Geary shares voting and investment power over these shares. However, he disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein. Edward T. Anderson, William J. Geary, Richard D'Amore and Jeffrey P. McCarthy, by virtue of their management position in North Bridge entities, each have voting and dispositive power with respect to the shares held by North Bridge Venture Partners III, L.P. The address of North Bridge Venture Partners III, L.P. is 950 Winter Street, Suite 4600, Waltham, MA 02451.

(4) Represents 1,284,315 ordinary shares owned of record by Sadot Research and Development Fund Ltd. and 226,644 ordinary shares owned of record by Sadot Venture Capital Management (1992) Ltd. Sadot Research and Development Fund Ltd. is a publicly held Israeli company traded on the Tel Aviv Stock Exchange and the London Stock Exchange. Avraham Radgansky, Josef Burath, Yuacov Sadeh, Shamai Mittelman, Graham Jeffrey Woolfman, Jack Elaad, Issac Koul and Itzhak Inbar are the directors of Sadot Research and Development Fund Ltd. and share voting and dispositive power with respect to the shares held by Sadot Research and Development Fund Ltd. Avraham Radzinski, Ben Zion Israel and Jack Elaad are the directors of Sadot Venture Capital Management
    (1992) Ltd. and share voting and dispositive power with respect to the shares held by Sadot Venture Capital Management (1992) Ltd. The address of Sadot Research and Development Fund Ltd. and Sadot Venture Capital Management (1992) Ltd. is Levinstein Tower, Derech Petach Tivka, P.O. Box 36136, Tel Aviv, Israel 61361.

(5) Represents 693,252 ordinary shares owned of record by Zohar Zisapel; 693,135 ordinary shares owned of record by Michael and Klil Holdings (93) Ltd.; and 693,135 ordinary shares owned of record by Lomsha Ltd. Zohar Zisapel is a principal shareholder and a director of each of Michael and Klil Holdings
    (93) Ltd. and Lomsha Ltd. Zohar Zisapel's address is 8 Hanechoshet Street, Tel Aviv, Israel, 69710.

(6) Yehuda Zisapel's address is 8 Hanechoshet Street, Tel Aviv, Israel, 69710.

(7) Represents 403,005 ordinary shares owned of record and 194,759 options exercisable within 60 days of January 31, 2001.

(8) Represents 3,333 options exercisable within 60 days of January 31, 2001.

(9) Represents 3,333 options exercisable within 60 days of January 31, 2001.

                  CERTAIN TRANSACTIONS WITH EXECUTIVE OFFICERS,
                     DIRECTORS AND FIVE PERCENT SHAREHOLDERS

Since January 2000, there has not been nor is there currently proposed, any transaction or series of similar transactions to which we were or are to be a party in which the amount involved exceeded or exceeds $60,000 and in which any Director, executive officer, holder of more than 5% of our ordinary shares or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest other than the transactions described below.

TRANSACTIONS WITH RAD DATA COMMUNICATIONS LTD.

On, January 1, 1993, we borrowed an amount in NIS equal to $1.2 million from Rad Data Communications Ltd. Messrs. Yehuda Zisapel, a Director and shareholder, and Zohar Zisapel, a greater than 5% shareholder and brother of Yehuda Zisapel, are principal shareholders of Rad Data Communications Ltd. This loan bore no interest and was linked to changes in the Israeli consumer price index that occurred since the date of its transfer to the Company. At the end of each year, we paid Rad Data Communications Ltd. 3.0% of any of the Company's revenue above $1.5 million as repayment of this loan. In September 2000, the entire outstanding balance of this loan was paid with proceeds from our initial public offering.

INSURANCE POLICY AND INDEMNIFICATION ARRANGEMENT

In June 2000, we procured liability insurance insuring our Directors and officers in connection with their service to us in an amount of $5,000,000. In July 2000, we undertook to indemnify, subject to the provisions of the Israel Companies Law, our office holders for liability incurred in connection with certain claims specified in the arrangement, related to an action or inaction on the part of the office holder while serving in such capacity. The indemnity for any such claim will not exceed a specified maximum amount of five million dollars. In addition, this arrangement includes an exemption and release of our office holders from any liability related to any breach by an office holder of the officer's duty of care to us, to the maximum extent permitted by the Israel Companies Law.

RECENT SALES OF UNREGISTERED SECURITIES The following executive officers, Directors or holders of more than 5% of our voting securities purchased securities as of the dates shown below. All share and per share data in this chapter have been retroactively restated to reflect two stock splits occurred since April 1997.

In June 2000, we issued 11,905 Series B-1 Preferred Shares at a per share price of $2.10 to each of Ilan Kinreich, our Chief Executive Officer, and one other individual.

In June 2000, we issued 656,300 ordinary shares at a purchase price per share equal to the par value of our ordinary shares to Formula Ventures L.P., Formula Ventures (Israel) L.P., FV-PEH L.P. and Shem Basum Ltd., pursuant to the exercise of options held by these investors.

In July 2000, we issued 391,100 ordinary shares at a purchase price per share equal to the par value of our ordinary shares to Ilan Kinreich pursuant to the exercise of options held by him.

In July 2000, we issued 933,800 ordinary shares at a purchase price per share equal to the par value of our ordinary shares to Zohar Zisapel, Michael and Klil Holdings (93) Ltd., Lomsha Ltd., Yehuda Zisapel, Sadot Research and Development Fund Ltd. and Shrem Pudim Kelner and Co. Ltd. pursuant to the exercise of options held by them.

In August 2000, we issued 454,600 ordinary shares at a purchase price per share equal to the par value of our ordinary shares to Computer Associates pursuant to the exercise of options held by it.

Upon the closing of the initial public offering, 118,110 ordinary shares, 75,720 Series A Preferred shares and 32,814 Series B-1 Preferred Shares held by Sadot Research and Development Fund Ltd. were transferred by Sadot Research and Development Fund Ltd. to Sadot Venture Capital Management (1992) Ltd.

                                  PROPOSAL TWO
                  RATIFICATION AND APPROVAL OF COMPENSATION OF
                        MEMBERS OF THE BOARD OF DIRECTORS

BACKGROUND AND PROPOSAL

Under the Israel Companies Law, 1999, shareholders must approve the payment of compensation to Directors of the Company. Regulations promulgated under the Israel Companies Law contain specific rules governing the compensation payable to Directors. At the Annual Meeting, shareholders will be asked to approve the following option grants for the Directors serving on the Board or nominees to the Board:

1. The grant of options to purchase 150,000 ordinary shares to Ilan Kinreich, the Company's Chief Executive Officer, at an exercise price equal to the closing price on the date of the annual meeting;

2. The grant of options to purchase 50,000 ordinary shares to Kathleen A. Cote, a nominee to the Company's Board of Directors, at an exercise price equal to the closing price on the date of the annual meeting;

3. The grant of options to purchase 25,000 ordinary shares to Robert Steinkrauss, a member of the Company's Board of Directors and a nominee for reelection to the Board, at an exercise price equal to the closing price on the date of the annual meeting; and

4. The grant of options to purchase 25,000 ordinary shares to Christopher M. Stone, a member of the Company's Board of Directors and a nominee for reelection to the Board, at an exercise price equal to the closing price on the date of the annual meeting.

Mr. Kinreich's options vest over four years in equal installments. Option grants to Ms. Cote and Messrs. Steinkrauss and Stone vest over three years in equal installments.

VOTE REQUIRED

The affirmative vote of the holders of a majority of the ordinary shares present, or represented, and entitled to vote at the Annual Meeting is required for the approval of the compensation of the Directors as set forth above.

BOARD RECOMMENDATION

The Board of Directors of the Company believes that the compensation arrangements for the Company's Directors described above are in the best interests of the Company and its Shareholders and recommends a vote FOR the proposal to approve the compensation arrangements.

                                 PROPOSAL THREE
            RATIFICATION AND APPROVAL OF THE EMPLOYMENT AGREEMENT OF
              ILAN KINREICH, THE COMPANY'S CHIEF EXECUTIVE OFFICER


BACKGROUND AND PROPOSAL

Under the Israel Companies Law, 1999, shareholders must approve employment arrangements with executive officers of the Company, such as the one entered into between Mr. Kinreich and the Company. At the Annual Meeting, shareholders will be asked to approve the employment arrangement between the Company and Mr. Kinreich.

On February 6, 2000, the Compensation Committee provided for an annual salary for Mr. Kinreich of $190,000 and annual bonus of $85,000. In addition, on January 9, 2001, Mr. Kinreich entered into an agreement with RadView Software, Inc., a wholly-owned subsidiary of the Company (the "Change-in-Control Agreement"). The Change-in-Control Agreement provides that upon a change of control of the Company, fifty percent (50%) of unvested stock options and/or restricted shares then held by Mr. Kinreich shall vest and that if Mr. Kinreich terminates his employment with the Company for a good reason, or his employment is terminated without cause, each within twelve (12) months of a change in control of the Company, then Mr. Kinreich will receive on his termination date severance pay equal to six months' of his base salary then in effect, plus any accrued compensation, reimbursements and vacation time owed him. In addition, on the termination date, any remaining unvested stock options and/or restricted shares then held by Mr. Kinreich shall immediately vest. Under the terms of the Change-in-Control Agreement, a change in control will be deemed to have occurred upon the following events: a sale, lease or other transfer of the assets of the Company; persons constituting the Board of Directors of the Company on the date of the Change-in-Control Agreement or new directors approved by those persons cease to constitute a majority of the members of the Board of Directors; a merger of the Company with another entity following which the shareholders of the Company do not own 50% of the voting power of the securities of the entity acquiring the Company; a third party acquires 25% or more of the total number of votes that may be cast for the Directors of the Company; or the Directors adopt a resolution stating that a change in control has occurred for purposes of the Change-in-Control Agreement.

VOTE REQUIRED

The affirmative vote of the holders of a majority of the ordinary shares present, or represented, and entitled to vote at the Annual Meeting is required for the approval of Mr. Kinreich's Employment Agreement.

BOARD RECOMMENDATION

The Board of Directors of the Company believes that the ratification and approval of the Employment Agreement of Mr. Kinreich is in the best interests of the Company and its Shareholders and recommends a vote FOR the proposal to approve the Employment Agreement.

                                  PROPOSAL FOUR

                            INCREASE OF SHARE CAPITAL

On February 6, 2000, the Board recommended an increase in the share capital of the Company from 25,000,000 ordinary shares of par value NIS 0.01 to up to 40,000,000 ordinary shares of par value NIS 0.01. The new shares shall entitle their holders to such rights as are specified in the amended Articles of Association of the Company.

The effect of the increase of share capital would be to permit the Company to issue up to a maximum of 40,000,000 ordinary shares. The Board believes that increasing the number of ordinary shares is desirable because it would make available shares to potential investors in the Company without the burden and expense of a special meeting of shareholders or having to wait for the next Annual Meeting of Shareholders. As the Company believes that it may need to issue shares in order to raise capital in the coming year, it believes it is appropriate to increase the share capital of the Company at this time. The increase in share capital would provide the Company with flexibility in funding future capital needs by making additional ordinary shares available. At this time, the Company does not have any current plans, agreements or understandings for share issuances. The issuance of additional ordinary shares may adversely affect the market price of the ordinary shares.

VOTE REQUIRED

The affirmative vote of the holders of a majority of the ordinary shares present, or represented, and entitled to vote at the Annual Meeting is required for the approval of the increase in share capital.

BOARD RECOMMENDATION

The Board of Directors of the Company believes that the ratification and approval of the increase in share capital is in the best interests of the Company and its Shareholders and recommends a vote FOR the proposal to approve the increase in share capital.

                                  PROPOSAL FIVE

           RATIFICATION AND APPROVAL OF THE AMENDMENT AND RESTATEMENT
                    OF THE COMPANY'S ARTICLES OF ASSOCIATION


BACKGROUND AND PROPOSAL

Under the Israel Companies Law, 1999, shareholders must approve certain amendments to a company's Articles of Association. At the Annual Meeting, shareholders will be asked to approve the amendment and restatement of the Company's Articles of Association. The full text of the amended and restated Articles of Association is set forth as Appendix B to this Proxy Statement. We urge you to read the text of Appendix B in its entirety.

The proposed restated Articles are intended to simplify the Articles and enhance the ability of the Company's management and Directors to efficiently manage the affairs of the Company by eliminating unnecessary or redundant provisions that are not required by Israeli law either because of revisions to the Israeli law or because such provisions were applicable only to privately-held companies.

The restated Articles contain changes that will allow the Board of Directors to declare dividends without shareholder approval, appoint new members to the Board, appoint a Chairman to serve at shareholder meetings, delegate additional authority over compensation to the Compensation Committee and appoint a new Chairman.

In addition, the restated Articles delete a provision regarding the provision of financial statements at the annual meeting of shareholders. This provision is redundant as the Company is required to provide such information to shareholders by the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers ("NASD").

In addition to the proposed changes set forth above, the Company has made certain wording changes in some of the sections of the Articles, none of which has any substantive effect.

VOTE REQUIRED

The affirmative vote of the holders of a majority of the ordinary shares present, or represented, and entitled to vote at the Annual Meeting is required for the approval of the amendment and restatement of the Company's Articles of Association.

BOARD RECOMMENDATION

The Board of Directors of the Company believes that the amendment and restatement of the Company's Articles of Association is in the best interests of the Company and its Shareholders and recommends a vote FOR this proposal.

                                  PROPOSAL SIX

                RATIFICATION AND APPROVAL OF THE INCREASES IN THE
                    NUMBERS OF SHARES AVAILABLE FOR ISSUANCE
             UNDER THE COMPANY'S UNITED STATES SHARE INCENTIVE PLAN
                      AND KEY EMPLOYEE SHARE INCENTIVE PLAN

     The Company's Board of Directors and its shareholders approved the United States Share Incentive Plan (the "US Plan") in 2000, and approved the Key Employee Share Incentive Plan (the "Key Employee Plan") in 1996. This amendment is being submitted for shareholder approval at the Annual Meeting to ensure continued qualification of the US Plan and the Key Employee Plan under NASDAQ rules. The Board believes that the increases are advisable to give the Company the flexibility needed to attract, retain and motivate employees, directors and consultants.

Material Features of the US Plan

     All employees and consultants of the Company and the members of the Board of Directors are eligible to participate in the US Plan.

     The purpose of the US Plan is to attract, retain and motivate employees, directors and consultants through the issuance of stock options and to encourage ownership of ordinary shares by employees, directors and consultants of the Company. The US Plan is administered by the Compensation Committee, which has the authority to submit recommendations to the Board of Directors as to the issuance of options under the plans. Under the Israeli Companies Law, the authority to issue options vests exclusively with the Board of Directors. Subject to the provisions of the US Plan, the Compensation Committee determines the persons to whom options will be granted, the number of shares to be covered by each option and the terms and conditions upon which an option may be granted, and has the authority to administer the provisions of the US Plan. All employees, directors and consultants of the Company and its affiliates (approximately 130 people) are eligible to participate in the US Plan.

     Options granted under the US Plan may be either (i) options intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or (ii) non-qualified stock options. Incentive stock options may be granted under the US Plan to employees of the Company and its affiliates. Non-qualified stock options may be granted to consultants, directors and employees of the Company and its affiliates.

     The aggregate fair market value (determined at the time of grant) of shares issuable pursuant to incentive stock options which become exercisable in any calendar year under any incentive stock option plan of the Company may not exceed $100,000. Incentive stock options granted under the US Plan may not be granted at a price less than the fair market value of the ordinary shares on the date of grant, or 110% of fair market value in the case of options granted to an employee holding 10% or more of the voting stock of the Company. Non-qualified stock options granted under the US Plan may not be granted at an exercise price less than the par value per share of the ordinary shares on the date of grant. Incentive stock options granted under the US Plan expire not more than ten years from the date of grant, or not more than five years from the date of grant in the case of incentive stock options granted to an employee holding 10% or more of the voting stock of the Company. An option granted under the US Plan is exercisable, during the optionholder's lifetime, only by the optionholder and is not transferable by him or her except by will or by the laws of descent and distribution, or as otherwise determined by the Board of Directors and set forth in the applicable option agreement.

     After the termination of the optionholder's employment with the Company, or cessation of status as a director or consultant of the Company (other than by reason of death, disability or termination for cause as defined in the US Plan), all rights in respect of options held at the date of termination shall terminate within two weeks after the termination or cessation of status. In the event of the optionholder's death, stock options held by the estate of the employee generally may be exercised, to the extent exercisable on the date of death, by the optionholder's survivors at any time prior to the earlier of the option's specified expiration date or three months from the date of the optionholder's death. If an optionholder is unable to continue to be employed by the Company or to provide services to the Company, by reason of his becoming incapacitated while in the employ or service of the Company as a result of an accident or illness or other cause which is approved by the Committee, such optionholder shall continue to enjoy rights under the US Plan on such terms and conditions as the Committee in its discretion may determine. Generally, in the event of the optionholder's termination for cause, all outstanding and unexercised options are forfeited.

     If the ordinary shares shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any ordinary shares as a dividend on its outstanding ordinary shares, the number of ordinary shares deliverable upon the exercise of an option granted under the US Plan shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise, each participant, upon exercising an option under the US Plan, shall be entitled to receive for the purchase price paid upon such exercise the securities he or she would have received if he or she had exercised such option prior to such action.

     The US Plan may be amended by the Board of Directors or the Compensation Committee. Each grantee is responsible for all personal tax consequences of the grant and the exercise thereof.

Federal Income Tax Considerations

     The following is a description of certain U.S. federal income tax consequences of the issuance and exercise of options under the US Plan:

     Incentive Stock Options. An incentive stock option does not result in taxable income to the optionee or deduction to the Company at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to him (the "ISO holding period"). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includable in "alternative minimum taxable income." Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. Such gain will be eligible for the 20 percent maximum rate introduced by the Taxpayers Relief Act of 1997 if the shares have been held for more than 18 months after option exercise, otherwise such gain will be eligible for the 28% maximum rate. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and the Company will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee's adjusted basis in the shares.

     Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the optionee or deduction to the Company at the time of grant. The optionee will recognize taxable compensation, and the Company will have a corresponding deduction, at the time of exercise in the amount of the excess of the then fair market value of the shares acquired over the option price. Upon disposition of the shares, the optionee will generally realize capital gain or loss, and his basis for determining gain or loss will be the sum of the option price paid for the shares plus the amount of compensation income recognized on exercise of the option.

Material Features of the Key Employee Plan

     All employees and consultants of the Company and the members of the Board of Directors are eligible to participate in the Key Employee Plan.

     The purpose of the Key Employee Plan is to attract, retain and motivate employees, directors and consultants through the issuance of stock options and to encourage ownership of ordinary shares by employees, directors and consultants of the Company. The Key Employee Plan is administered by the Compensation Committee, which has the authority to submit recommendations to the Board of Directors as to the issuance of options under the plans. Under the Israeli Companies Law, the authority to issue options vests exclusively with the Board of Directors. Subject to the provisions of the Key Employee Plan, the Compensation Committee determines the persons to whom options will be granted, the number of shares to be covered by each option and the terms and conditions upon which an option may be granted, and has the authority to administer the provisions of the Key Employee Plan. All employees, directors and consultants of the Company and its affiliates (approximately 130 people) are eligible to participate in the Key Employee Plan.

     Options granted under the Key Employee Plan may be either (i) options intended to benefit from the provisions of Section 102 of the Israeli Income Tax Ordinance (New Version), 1961 and the rules promulgated thereunder, or (ii) stock options not designed to so benefit.

     Stock options granted under the Key Employee Plan may not be granted at a price less than the par value of the ordinary shares on the date of grant. If any option award, or any part thereof, under the Key Employee Plan has not been exercised and the shares covered thereby not paid for within sixty-two (62) months after the date of grant (or any other period set forth in the instrument granting such option award), such option award, or such part thereof, and the right to acquire such shares, shall terminate. An option granted under the Key Employee Plan is exercisable, during the optionholder's lifetime, only by the optionholder and is not transferable by him or her except by will or by the laws of descent and distribution.

     After the termination of the optionholder's employment with the Company, or cessation of status as a director or consultant of the Company (other than by reason of death, disability or termination for cause as defined in the Key Employee Plan), all rights in respect of options held at the date of termination shall terminate within two weeks after the termination or cessation of status. In the event of the optionholder's death, stock options held by the estate of the employee generally may be exercised, to the extent exercisable on the date of death, by the optionholder's survivors at any time prior to the earlier of the option's specified expiration date or three months from the date of the optionholder's death. If an optionholder is unable to continue to be employed by the Company or to provide services to the Company, by reason of his becoming incapacitated while in the employ or service of the Company as a result of an accident or illness or other cause which is approved by the Committee, such optionholder shall continue to enjoy rights under the Key Employee Plan on such terms and conditions as the Committee in its discretion may determine. Generally, in the event of the optionholder's termination for cause, all outstanding and unexercised options are forfeited.

     If the ordinary shares shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any ordinary shares as a dividend on its outstanding ordinary shares, the number of ordinary shares deliverable upon the exercise of an option granted under the Key Employee Plan shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise, an optionholder, upon exercising an option under the Key Employee Plan, shall be entitled to receive for the purchase price paid upon such exercise the securities he or she would have received if he or she had exercised such option prior to such action.

     The Key Employee Plan may be amended by the Board of Directors of the Company. Each grantee is responsible for all personal tax consequences of the grant and the exercise thereof.

VOTE REQUIRED

The affirmative vote of the holders of a majority of the ordinary shares present, or represented, and entitled to vote at the Annual Meeting is required for the approval of the increases in the numbers of shares available for issuance under the Company's United States Share Incentive Plan and Key Employee Share Incentive Plan.

BOARD RECOMMENDATION

The Board of Directors of the Company believes that the increase in the numbers of shares available for issuance under the Company's United States Share Incentive Plan and Key Employee Share Incentive Plan is in the best interests of the Company and its Shareholders and recommends a vote FOR this proposal.

                                 PROPOSAL SEVEN

              RATIFICATION OF THE SELECTION OF LUBOSHITZ KASIERER,
            A MEMBER FIRM OF ARTHUR ANDERSEN, AS INDEPENDENT AUDITORS
                      FOR THE YEAR ENDING DECEMBER 31, 2001

Our financial statements at December 31, 2000 have been audited by Luboshitz Kasierer, a member firm of Arthur Andersen. The Board of Directors has appointed Luboshitz Kaiserer, a member firm of Arthur Andersen, to serve as the Company's independent auditors for the fiscal year ending December 31, 2001. The Board proposes that the Shareholders ratify this appointment. Representatives of Arthur Andersen are expected to be present at the Annual Meeting to respond to appropriate questions and will be given the opportunity to make a statement should they desire to do so.

Audit Fees

The Company incurred fees totaling $108,500 with Arthur Andersen for their audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and for their review of the Company's Quarterly Reports on Form 10-Q filed during the last fiscal year.

All Other Fees

During the Company's fiscal year ended December 31, 2000 the Company paid Arthur Andersen, a total of $320,125 for their provision of business advisory services in connection with our initial public offering and tax advisory services.

The Audit Committee has considered whether the provision of the services described above under the caption(s) All Other Fees is compatible with maintaining Arthur Andersen's independence.

VOTE REQUIRED

The affirmative vote of the holders of a majority of the ordinary shares present, or represented, and entitled to vote at the Annual Meeting is required for the ratification of the selection of Luboshitz Kaiserer, a member firm of Arthur Andersen, as independent auditors for the year ending December 31, 2001.

BOARD RECOMMENDATION

The Board of Directors of the Company believes that the ratification of the selection of as independent auditors for the year ending December 31, 2001 is in the best interests of the Company and its Shareholders and recommends a vote FOR this proposal.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

After the Company's initial public offering in August, 2000, the Company's executive officers and Directors became required under Section 16(a) of the Exchange Act to file reports of ownership of Company securities and changes in ownership with the Securities and Exchange Commission. Copies of those reports must also be furnished to the Company. Based solely on a review of the copies of reports furnished to us, we believe that since our initial public offering in August 2000, our executive officers and Directors complied with all applicable
Section 16(a) filing requirements, except as follows: Mr. Brian E. LeClair, the Chief Financial Officer, filed one Form 3 late.

                SHAREHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING

To be considered for inclusion in the proxy statement relating to the Company's Annual Meeting of shareholders to be held in 2002, shareholder proposals must be received no later than October 29, 2001. If the Company does not receive notice of any matter to be considered for presentation at the Annual Meeting, although not included in the proxy statement, by January 14, 2002, management proxies may confer discretionary authority to vote on the matters presented at the Annual Meeting by a shareholder in accordance with Rule 14a-4 under the Securities Exchange Act of 1934, as amended. Proposals should be sent to the attention of Brian E. LeClair, Chief Financial Officer, at the Company's offices at 7 New England Executive Park, Burlington, Massachusetts 01803.

                            EXPENSES OF SOLICITATION

The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. Proxies may be solicited by Directors, officers or regular employees of the Company by mail, by telephone, in person or otherwise. No such person will receive additional compensation for such solicitation. In addition, the Company will request banks, brokers and other custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of ordinary shares and to obtain voting instructions from such beneficial owners. The Company will reimburse such firms for their reasonable expenses in forwarding proxy materials and obtaining voting instructions.

                                  OTHER MATTERS

The Annual Meeting is called for the purposes set forth in the notice. The Board of Directors does not know of any matter for action by the Shareholders at the Annual Meeting other than the matters described in the notice. However, the enclosed proxy confers discretionary authority on the persons named therein with respect to matters which are not known to the Directors at the date of printing hereof and which may properly come before the Annual Meeting. It is the intention of the persons named in the proxy to vote in accordance with their best judgment on any such matter.

Whether or not you intend to be present at the Annual Meeting, you are urged to fill out, sign, date and return the enclosed proxy at your earliest convenience.

                              RADVIEW SOFTWARE LTD.
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD WEDNESDAY, MARCH 28, 2001
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED hereby appoint Ilan Kinreich and Brian E. LeClair, and each of them acting singly, as attorneys and proxies, with full power of substitution, with all the powers which the undersigned would possess if personally present, to vote for and on behalf of the undersigned on all matters which may properly come before the 2001 Annual Meeting of Shareholders of RadView Software Ltd., or any adjournment thereof, with respect to all Ordinary Shares of the Company to which the undersigned would be entitled to vote if personally present.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3, 4, 5, 6 AND 7.

       (1) Proposal to elect the following persons as members of the Board of Directors of the Company:

           Shai Beilis               [  ] FOR  [  ] WITHHOLD VOTE
           Ilan Kinreich             [  ] FOR  [  ] WITHHOLD VOTE
           William J. Geary          [  ] FOR  [  ] WITHHOLD VOTE
           Robert Steinkrauss        [  ] FOR  [  ] WITHHOLD VOTE
           Christopher M. Stone      [  ] FOR  [  ] WITHHOLD VOTE
           Kathleen A. Cote          [  ] FOR  [  ] WITHHOLD VOTE

       (2) Proposal to ratify and approve the compensation arrangements for the members of the Board of Directors:

                  [ ] FOR          [ ] AGAINST                [ ] ABSTAIN

       (3) Proposal to ratify and approve the employment agreement of Ilan Kinreich, the Company's Chief Executive Officer:

                  [ ] FOR          [ ] AGAINST                [ ] ABSTAIN

       (4) Proposal to ratify and approve an increase in the share capital of the company:

                  [ ] FOR          [ ] AGAINST                [ ] ABSTAIN

       (5) Proposal to ratify and approve the amendment and restatement of the Company's Articles of Association:

                  [ ] FOR          [ ] AGAINST                [ ] ABSTAIN

       (6) Proposal to ratify and approve the increases in the numbers of shares available for issuance under the Company's United States Share Incentive Plan and Key Employee Share Incentive Plan:

                   [ ] FOR          [ ] AGAINST                [ ] ABSTAIN

       (7) Proposal to ratify the selection of Luboshitz Kasierer, a member firm of Arthur Andersen, as the Company's independent auditors for the year ending December 31, 2001:

                   [ ] FOR          [ ] AGAINST                [ ] ABSTAIN

       (8) IN THEIR DISCRETION TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

           THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED AS SPECIFIED ABOVE, BUT IF NO SPECIFICATION IS MADE THEY WILL BE VOTED FOR ITEMS 1, 2, 3, 4, 5, 6 AND 7 AND AT THE DISCRETION OF THE PROXIES ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

NOTE: Please sign exactly as name appears here. Joint owners should each sign. When signing as attorney, executor, trustee or guardian, give full name and title as such.

Please sign, date and return promptly in the accompanying envelope.


Please sign exactly as name appears below.

                       Dated:
                              ---------------------------------------
                        Signature:
                                   ----------------------------------
                Signature if held jointly:
                                           --------------------------
                     Printed Name:
                                   ----------------------------------
          Address:
                   --------------------------------------------------

NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the person named on the shares certificate has died, please submit evidence of your authority. If a corporation, please sign in full corporate name by the President or authorized officer and indicate the signer's office. If a partnership, please sign in the partnership name by an authorized person.

                                   Appendix A

                              RadView Software Ltd.
                             Audit Committee Charter

I. PURPOSE

     The purpose of the Audit Committee is to provide assistance to the board of directors of the Corporation (the "Board") in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Corporation, and the quality and integrity of the financial reports of the Corporation.

II. COMPOSITION

     The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. All members of the Audit Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Audit Committee shall have accounting or related financial management expertise.

     The members of the Audit Committee shall be elected by the Board. Unless a Chairperson is elected by the Board, the members of the Audit Committee may designate a Chairperson by majority vote of the full Audit Committee membership.

III. RESPONSIBILITIES AND DUTIES

     The primary responsibility of the Audit Committee is to oversee the Corporation's financial reporting process on behalf of the Board and report their activities to the Board. The Audit Committee's job is one of oversight and the Corporation's management is responsible for preparing the Corporation's financial statements and the independent accountants are responsible for auditing those financial statements. The Audit Committee does not provide any expert or special assurance as to the Corporation's financial statements or any professional certification as to the independent accountants' work.

     The following functions shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. These processes are set forth as a guide with the understanding that the Audit Committee may diverge from this guide as appropriate given the circumstances.

    1. Review and reassess, at least annually, the adequacy of this Charter. Make recommendations to the Board, as conditions dictate, to update this Charter.

    2. Review with management and the independent accountants the Corporation's annual financial statements, including a discussion with the independent accountants of the matters required to be discussed by Statement of Auditing Standards No. 61 ("SAS No. 61").

    3. Review with management and the independent accountants the 10-Q prior to its filing or prior to the release of earnings, including a discussion with the independent accountants of the matters required to be discussed by SAS No. 61. The Chairperson of the Audit Committee, or in his absence, any other member of the Audit Committee, may represent the entire Audit Committee for purposes of this review.

    4. Review the performance of the independent accountants and make recommendations to the Board regarding the appointment or termination of the independent accountants. The Audit Committee and the Board have the ultimate authority and responsibility to select, evaluate, and where appropriate, replace the outside auditor. The independent accountants are ultimately accountable to the Audit Committee and the entire Board for such accountant's review of the financial statements and controls of the Corporation. On an annual basis, the Audit

       Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

    5. Oversee independence of the accountants by:

       o receiving from the accountants, on at least an annual basis, a formal written statement delineating all relationships between the accountants and the Corporation consistent with Independence Standards Board Standard 1 ("ISB No. 1");

       o reviewing, and actively discussing with the Board, if necessary, and the accountants, on a periodic basis, any disclosed relationships or services between the accountants and the Corporation or any other disclosed relationships or services that may impact the objectivity and independence of the accountants; and

       o recommending, if necessary, that the Board take certain action to satisfy itself of the auditor's independence.

    6. The Audit Committee shall discuss with management and the independent accountants the quality and adequacy of the Corporation's internal controls.

                                   Appendix B

                             ARTICLES of ASSOCIATION

                   Under section 15 of the Companies Law, 1999

                                       of

                              RADVIEW SOFTWARE LTD.

                           A limited liability company

                                    --------

                                     GENERAL

1.     Definition and Interpretation

1.1. The following terms in these Articles of Association shall have the respective meanings ascribed to them below:

       Articles                         The  Articles  of   Association  of  the
                                        Company, as set forth herein or as amended.

       Board                            The Board of Directors of the Company.

       Business Day                     Sunday to Thursday,  inclusive, with the
                                        exception of holidays and officials days of rest in the State of Israel.

       Companies Law                    The  Companies  Law,  1999,  as  may  be
                                        amended from time to time.

       Companies Regulations            Regulations   issued   pursuant  to  the
                                        Companies Law.

       Company                          Radview Software Ltd.

       Director A Director of the Company in accordance with the definition of the Companies Law.

       General Meeting                  A general meeting of the Shareholders of
                                        the Company.

       Law The provisions of any law ("din") as defined in the Interpretation Law, 1981.

       Ordinary Majority                More  than  fifty  percent  (50%) of the
                                        votes  of  the   Shareholders   who  are
                                        entitled to vote and who actually voted in a General Meeting in person, by means of proxy or by means of a deed of vote.

       Securities                       Shares,    bonds,   capital   notes   or
                                        securities convertible,  exchangeable or
                                        exercisable     into     shares,     and
                                        certificates conferring a right in such securities, issued by the Company.

       Securities Law                   The Securities Law, 1968.

       Securities Regulations           Regulations   issued   pursuant  to  the
                                        Securities Law.

       Shareholder                      Anyone  registered as a  shareholder  in
                                        the Shareholder Register of the Company.

       Significant Shareholder          A  Shareholder  who holds  five  percent
                                        (5%) or more of the Company's issued share capital or of the voting rights in the Company.

       Special Majority                 A majority of at least three quarters of
                                        the Shareholders who are entitled to vote and who actually voted in a General
                                        Meeting in person, by means of a proxy or by means of a deed of vote.

1.2. Unless the subject or the context otherwise requires, each word and expression not specifically defined herein and defined in the Companies Law as in effect on the date when these Articles first became effective shall have the same meaning herein, and to the extent that no meaning is attached to it in the Companies Law, the meaning ascribed to it in the Companies Regulations, and if no meaning is ascribed thereto in the Companies Regulations, the meaning ascribed to it in the Securities Law or Securities Regulations; words and expressions importing the singular shall include the plural and vice versa; words and expressions importing the masculine gender shall include the feminine gender; and words and expressions importing persons shall include corporate entities.

1.3. The captions in these Articles are for convenience only and shall not be deemed a part hereof or affect the construction of any provision hereof.

2.      Public Company

        The Company is a public company.

3.      The Purpose of the Company

        The purpose of the Company is to operate in accordance with business considerations to generate profits; provided, however, that the Company may donate reasonable amounts to worthy causes, as the Board may determine in its discretion, even if such donations are not within the framework of business considerations.

4.      Reserved.

5.      Limited Liability

        The liability of the Shareholders of the Company is limited, each one up to the full amount he undertook to pay for the shares of the Company allotted to him.

                                  SHARE CAPITAL

6.      Share Capital

        The registered share capital of the Company is four hundred thousand New Israeli Shekels (NIS 400,000), divided into forty million (40,000,000) ordinary shares of a nominal value of One Agora (NIS 0.01) each (the "Ordinary Shares").

7.      Increase of Registered Share Capital

7.1. The Company may, from time to time, by a resolution of the General Meeting adopted by an Ordinary Majority, whether or not all the shares then registered have been issued, and whether or not all the shares theretofore issued have been called up for payment, increase its registered share capital by the creation of new shares. Any such increase shall be in such amount and shall be divided into shares of such nominal amounts, and such shares shall confer such rights and preferences, and shall be subject to such restrictions, as such resolution of the General Meeting shall provide.

7.2. Except to the extent otherwise provided in such resolution of the General Meeting, such new shares shall be subject to all the provisions applicable to the shares of the original capital.

8.      Special Rights; Modifications of Rights

8.1. The rights attached to any class of unissued shares, unless otherwise provided by these Articles, may be modified or abrogated by the Company by a resolution of the General Meeting adopted by an Ordinary Majority.

8.2. The rights attached to any class of issued shares, unless otherwise provided by these Articles, may be modified or abrogated by the Company by a resolution of the General Meeting adopted by an Ordinary Majority, provided that any modification that would directly alter the rights attached to such class shall require the consent in writing of the holders of more than fifty percent (50%) of the issued shares of such class or a resolution of a separate General Meeting of the holders of the shares of such class adopted by an Ordinary Majority.

8.3. Unless otherwise provided by these Articles, the increase of the registered number of shares of an existing class of shares, or the issuance of additional shares thereof, shall not be deemed, for purposes of this Article 8, to alter the rights attached to the previously issued shares of such class or of any other class.

8.4. Subject to the provisions of the Memorandum of Association of the Company, and these Articles, when effecting an increase of the registered share capital under Article 7, or when modifying rights of shares under Article 8, the Company may provide for shares with such preferred or deferred rights or rights of redemption or other special rights and/or such restrictions, whether in regard to dividends, voting, repayment of share capital or otherwise, as may be stipulated in the adopted resolutions.

9.      Consolidation, Subdivision, Cancellation and Reduction of Share Capital

9.1. The Company may, from time to time, by a resolution of the General Meeting adopted by an Ordinary Majority (subject, however, to the provisions of Article 8.2 hereof and to the Companies Law):

        (One) Consolidate and divide all or any of its issued or unissued share capital into shares of larger nominal value than its existing shares;

        (Two) Subdivide its shares (issued or unissued) or any of them, into shares of smaller nominal value than is fixed by these Articles (subject to the provisions of the Companies Law), and the resolution whereby any share is subdivided may determine that, as among the holders of the shares resulting from such subdivision, one or more of the shares may, as compared with the others, have any such preferred or deferred rights or rights of redemption or other special rights, or be subject to any such restrictions, as the Company has power to attach to unissued or new shares.

        (Three) Cancel any shares which, at the date of the adoption of such resolution of the General Meeting, have not been allotted, so long as the Company is not under an obligation to allot these shares, and reduce the amount of its registered share capital by the amount of the shares so cancelled; or

        (Four) Reduce its share capital in any manner, and with and subject to any incident authorized, and consent required, by Law.

9.2. With respect to any consolidation of issued shares into shares of larger nominal value, and with respect to any other action which may result in fractional shares, the Board may settle any difficulty which may arise with regard thereto, as it deems appropriate, including, inter alia, resort to one or more of the following actions:

        (One) Determine, as to the holder of shares so consolidated, which issued shares shall be consolidated into each share of larger nominal value;

        (Two) Allot, in contemplation of or subsequent to such consolidation or other action, such shares or fractional shares sufficient to preclude or remove fractional share holdings;

        (Three) Redeem, in the case of redeemable shares, and subject to applicable Law, such shares or fractional shares sufficient to preclude or remove fractional share holdings;

        (Four) Cause the transfer of fractional shares by certain Shareholders to other Shareholders thereof so as to most expediently preclude or remove any fractional shareholdings, and cause the transferees to pay the transferors the fair value of fractional shares so transferred, and the Board is hereby authorized to act as agent for the transferors and transferees with power of substitution for purposes of implementing the provisions of this Article 9.2(d).


                                     SHARES

10.     Issuance of Share Certificates; Replacement of Lost Certificates

10.1. The Company shall maintain a Shareholder Register and a Register of Significant Shareholders, to be administered by the Chief Financial Officer of the Company, subject to the oversight of the Board.

10.2. Share certificates shall bear the signatures, including facsimile signature, of one Director and the corporate secretary, or of two Directors, or of any other person or persons authorized thereto by the Board.

10.3. Each Shareholder shall be entitled to one numbered certificate for all the shares of any class registered in his name, and if the Board so approves, to several certificates, each for one or more of such shares. Each certificate may specify the serial numbers of the shares represented thereby and may also specify the amount paid up thereon.

10.4. A share certificate registered in the names of two or more persons shall be delivered to the person first named in the Shareholder Register in respect of such co-ownership.

10.5. If a share certificate is defaced, lost or destroyed, it may be replaced, upon payment of such fee, and upon the furnishing of such evidence of ownership and such indemnity, as the Board may deem appropriate.

11.     Registered Holder

        Except as otherwise provided in these Articles, the Company shall be entitled to treat the registered holder of any share as the absolute owner thereof, and, shall be entitled to treat the holder of any share in trust as a Shareholder and to issue to him a share certificate, in condition that the trustee notify the Company of the identity of the beneficiary, and, accordingly, shall not, except as ordered by a court of competent jurisdiction, or as required by Law, be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person.

12.     Issuance of Shares and other Securities

12.1. The unissued shares from time to time shall be under the control of the Board, who shall have the power to allot shares or otherwise dispose of them to such persons, on such terms and conditions (including inter alia terms relating to calls as set forth in Article 14 hereof), and either at par or at a premium, or, subject to the provisions of the Companies Law, at a discount, and at such times, as the Board may deem appropriate, and the power to give to any person the option to acquire from the Company any shares, either at par or at a premium, or, subject as aforesaid, at a discount, during such time and for such consideration as the Board may deem appropriate.

12.2. The Board may determine to issue a series of bonds or other debt securities, as part of its authority or to take a loan on behalf of the Company.

12.3. The Shareholders of the Company at any given time shall not have any preemptive right or priority or any other right whatsoever with respect to the acquisition of Securities of the Company. The Board, in its sole discretion, may decide to offer Securities of the Company first to existing Shareholders or to any one or more of them.

12.4. The Company is entitled to pay a commission (including underwriting fees) to any person, in consideration for underwriting services, or the marketing or distribution of Securities of the Company, whether reserved or unreserved, as determined by the Board. Payments, as stated in this
        Article 12.4, may be paid in cash or in Securities of the Company, or in a combination thereof.

13.     Payment in Installments

        If by the terms of issuance of any share, the whole or any part of the price thereof shall be payable in installments, every such installment shall, when due, be paid to the Company by the then registered holder(s) of the share or the person(s) entitled thereto.

14.     Calls on Shares

14.1. The Board may, from time to time, make such calls as it may deem appropriate upon Shareholders in respect of any sum unpaid in respect of shares held by such Shareholders which is not, by the terms of allotment thereof or otherwise, payable at a fixed time, and each Shareholder shall pay the amount of every call so made upon him (and of each installment thereof if the same is payable in installments), to the person(s) and at the time(s) and place(s) designated by the Board, as any such time(s) may be thereafter extended and/or such person(s) or place(s) changed. Unless otherwise stipulated in the resolution of the Board (and in the notice referred to in Article 14.2), each payment in response to a call shall be deemed to constitute a pro rata payment on account of all shares in respect of which such call was made.

14.2. Notice of any call shall be given in writing to the applicable Shareholder(s) not less than fourteen (14) days prior to the time of payment, specifying the time and place of payment, and designating the person to whom and the place where such payment shall be made; provided, however, that before the time for any such payment, the Board may, by notice in writing to such Shareholder(s), revoke such call in whole or in part, extend such time, or alter such designated person and/or place. In the event of a call payable in installments, only one notice thereof need be given.

14.3. If, by the terms of allotment of any share or otherwise, any amount is made payable at any fixed time, every such amount shall be payable at such time as if it were a call duly made by the Board and of which due notice had been given, and all the provisions herein contained with respect to calls shall apply to each such amount.

14.4. The joint holders of a share shall be jointly and severally liable to pay all calls in respect thereof and all interest payable thereon.

14.5. Any amount unpaid in respect of a call shall bear interest from the date on which it is payable until actual payment thereof, at such rate (not exceeding the then prevailing debitory rate charged by leading commercial banks in Israel), and at such time(s) as the Board may prescribe.

14.6. Upon the allotment of shares, the Board may provide for differences among the allottees of such shares as to the amount of calls and/or the times of payment thereof.

15.     Prepayment

        With the approval of the Board, any Shareholder may pay to the Company any amount not yet payable in respect of his shares, and the Board may approve the payment of interest on any such amount until the same would be payable if it had not been paid in advance, at such rate and time(s) as may be approved by the Board. The Board may at any time cause the Company to repay all or any part of the money so advanced, without premium or penalty. Nothing in this Article 15 shall derogate from the right of the Board to make any call before or after receipt by the Company of any such advance.

16.     Forfeiture and Surrender

16.1. If any Shareholder fails to pay any amount payable in respect of a call, or interest thereon as provided herein, on or before the day fixed for payment of the same, the Company, by resolution of the Board, may at any time thereafter, so long as such amount or interest remains unpaid, forfeit all or any of the shares in respect of which such call had been made. Any expense incurred by the Company in attempting to collect any such amount or interest, including, inter alia, attorneys' fees and costs of suit, shall be added to, and shall, for all purposes (including the accrual of interest thereon), constitute a part of the amount payable to the Company in respect of such call.

16.2. Upon the adoption of a resolution of forfeiture, the Board shall cause notice thereof to be given to the Shareholder whose shares are the subject of such forfeiture, which notice shall state that, in the event of the failure to pay the entire amount so payable within a period stipulated in the notice (which period shall not be less than fourteen
        (14) days and which may be extended by the Board), such shares shall be ipso facto forfeited, provided, however, that, prior to the expiration of such period, the Board may nullify such resolution of forfeiture, but no such nullification shall estop the Board from adopting a further resolution of forfeiture in respect of the non-payment of such amount.

16.3. Whenever shares are forfeited as herein provided, all distributions theretofore declared in respect thereof and not actually paid or distributed shall be deemed to have been forfeited at the same time.

16.4. The Company, by resolution of the Board, may accept the voluntary surrender of any share.

16.5. Any share forfeited or surrendered as provided herein shall become the property of the Company, and the same, subject to the provisions of these Articles, may be sold, re-allotted or otherwise disposed of as the Board deems appropriate.

16.6. Any Shareholder whose shares have been forfeited or surrendered shall cease to be a Shareholder in respect of the forfeited or surrendered shares, but shall, notwithstanding, be liable to pay, and shall forthwith pay, to the Company, all calls, interest and expenses owing upon or in respect of such shares at the time of forfeiture or surrender, together with interest thereon from the time of forfeiture or surrender until actual payment, at the rate prescribed in Article 14.5 above, and the Board, in its discretion, may enforce the payment of such moneys, or any part thereof, but shall not be under any obligation to do so. In the event of such forfeiture or surrender, the Company, by resolution of the Board, may accelerate the date(s) of payment of any or all amounts then owing by the Shareholder in question (but not yet due) in respect of all shares owned by such Shareholder, solely or jointly with another, and in respect of any other matter or transaction whatsoever.

16.7. The Board may at any time, before any share so forfeited or surrendered shall have been sold, re-allotted or otherwise disposed of, nullify the forfeiture or surrender on such conditions as it deems appropriate, but no such nullification shall estop the Board from re-exercising its powers of forfeiture pursuant to this Article 16.

17.     Lien

17.1. Except to the extent the same may be waived or subordinated in writing, the Company shall have a first and paramount lien upon all the shares registered in the name of each Shareholder which are not fully paid up (without regard to any equitable or other claim or interest in such shares on the part of any other person), and upon the proceeds of the sale thereof, securing any sum unpaid in respect of such shares, whether the period for the payment, fulfillment or discharge of such unpaid sums shall have actually arrived or not. Such lien shall extend to all distributions from time to time declared in respect of such shares.

17.2. The Board may cause the Company to sell any shares subject to such lien when any such debt, liability or engagement has matured, in such manner as the Board may deem appropriate, but no such sale shall be made unless such debt, liability or engagement has not been satisfied within fourteen (14) days after written notice of the Company's intention to sell shall have been served on such Shareholder, his executors or administrators.

17.3. The net proceeds of any such sale, after payment of the costs thereof, shall be applied in or toward satisfaction of the debts, liabilities or engagements of such Shareholder (whether or not the same have matured), or any specific part of the same, as the Board may determine, and the balance, if any, shall be paid to the Shareholder, his executors, administrators or assigns.

18.     Sale after Forfeiture or Surrender or in Enforcement of Lien

        Upon any sale of shares after forfeiture or surrender or for enforcing a lien, the Board may appoint a person to execute an instrument of transfer of the shares so sold and cause the purchaser's name to be entered in the Shareholder Register in respect of such shares, and the purchaser shall not be bound to see to the regularity of the proceedings, or to the application of the purchase money, and after his name has been entered in the Shareholder Register in respect of such shares, the validity of the sale shall not be impeached by any person, and the remedy of any person aggrieved by the sale shall be in damages only and against the Company exclusively.

19.     Redeemable Shares

        The Company may, subject to applicable Law, issue redeemable shares and redeem the same.

20.     Transfer of Shares

20.1. The shares of the Company are freely transferable. However, no transfer of shares shall be registered unless the Company receives a deed of transfer or other proper instrument of transfer, in form and substance satisfactory to the Board, together with the share certificate(s) and such other evidence of title as the Board may reasonably require. Until the transferee has been registered in the Shareholder Register in respect of the shares so transferred, the Company may continue to regard the transferor as the owner thereof. The Board may, from time to time, prescribe a fee for the registration of a transfer. A deed of transfer shall be in the following form or in any substantially similar form, including any such form as is acceptable to the transfer agent for the Company's shares, or in any form otherwise approved by the Board.

                                 Deed of Transfer

        I,  _________,   (the  "Transferor")  of  ________________,   do  hereby
        transfer, in consideration for _____________, to ______________ (the "Transferee"), ______________share(s) NIS 0.01 par value each of Radview Software Ltd. (the "Company") to be held by the Transferee and/or his executors, administrators and assigns, subject to the same terms and conditions under which I held the same at the time of execution hereof; and I, the said Transferee, do hereby agree to take the said share(s) subject to the conditions aforesaid.

        In witness whereof we hereby execute this Deed of Transfer, this __ day of ______, 20__.

        The Transferor:               The Transferee:
        ------------------------------------------------------------------------
        Name:                               Name:
             ---------------------               -----------------------
        Signature:                          Signature:
                  ----------------                    ------------------

20.2. Upon the death of a Shareholder, the Company shall recognize the custodian or administrator of the estate or executor of the will, and in the absence of such, the lawful heirs of the Shareholder, as the only holders of the right for the shares of the deceased Shareholder, after receipt of evidence to the entitlement thereto, as determined by the Board.

20.3. The Company may recognize the receiver or liquidator of any corporate Shareholder in liquidation or dissolution, or the receiver or trustee in bankruptcy of any Shareholder, as being entitled to the shares registered in the name of such Shareholder, after receipt of evidence to the entitlement thereto, as determined by the Board.

20.4. A person acquiring a right in shares as a result of being a custodian, administrator of the estate, executor of a will or the heir of a Shareholder, or a receiver, liquidator or a trustee in a bankruptcy of a Shareholder or according to another provision of Law, is entitled, after providing evidence of his right to the satisfaction of the Board, to be registered as the Shareholder or to transfer such shares to another person, subject to the provisions of this Article 20.

21.     Bearer Share Certificates

        The Company shall not issue bearer share certificates which grant the bearer rights in the shares specified therein.

                                GENERAL MEETINGS

22.     The Authority of the General Meeting

22.1.   Matters within the authority of the General Meeting

        The following matters shall require the approval of the General Meeting:

    22.1.1. Amendments to the Articles.

    22.1.2. The exercise by the General Meeting of the authority of the Board, subject to the provisions of the Companies Law, if it is resolved that the Board is incapable of exercising its authority, and that the exercise of such authority is essential to the orderly management of the Company. .

    22.1.3. The appointment or reappointment of the Company's auditor, and the termination or non-renewal of his service.

    22.1.4. The election of Directors (except as specifically set forth otherwise in these Articles), including external Directors, in accordance with Article 45.3 hereof.

    22.1.5. To the extent required by the provisions of the Companies Law, the approval of actions and transactions with interested parties and the approval of an action or a transaction of an Office Holder (as defined in Article 62) which might constitute a breach of the duty of loyalty.

    22.1.6. Changes in the share capital of the Company, as set forth in Articles 7, 8 and 9 hereof.

    22.1.7.  A merger of the Company, as defined in the Companies Law.

    22.1.8.  A liquidation of the Company.

    22.1.9. Any other matters which the Companies Law requires to be dealt with at the General Meeting of the Company, or any matters which were given to the General Meeting in these Articles.

22.2. The General Meeting shall not transfer to another organ of the Company any of its authorities detailed in Article 22.1 above.

22.3. The General Meeting, by a resolution adopted by an Ordinary Majority, may assume the authority which is given to another organ of the Company; provided however, that such taking of authorities shall be with regard to a specific issue or for a specific period of time, all as stated in the resolution of the General Meeting regarding such taking of authorities.

23.      Annual  Meeting

23.1. An annual General Meeting shall be held once in every calendar year at such time within a period of not more than fifteen (15) months after the last preceding annual General Meeting and at such place either within or without the State of Israel as may be determined by the Board. These General Meetings shall be referred to as "Annual Meetings."

23.2.    An Annual Meeting shall be convened to discuss the following issues:

    23.2.1. The report of the Board with respect to the fee paid to the Company's auditor.

    23.2.2. The election of Directors in accordance with Article 45 below.

23.3. The agenda at an Annual Meeting may include the following issues, in addition to those referred to in Article 23.2:

    23.3.1. The appointment of an auditor or the renewal of his office.

    23.3.2. Any other issue which was detailed in the agenda for the Annual Meeting.

24.      Extraordinary Meetings

24.1. All General Meetings other than Annual Meetings shall be referred to as "Extraordinary Meetings." An Extraordinary Meeting shall discuss and decide in all matters which are not discussed and decided in the Annual Meeting, and for which the Extraordinary Meeting was convened.

24.2. The Board may, whenever it deems appropriate, convene an Extraordinary Meeting at such time and place, within or without the State of Israel, as may be determined by the Board, and shall be obliged to do so upon the demand of one of the following:

    24.2.1. Any two Directors or a quarter of the Directors, whichever is lower; or

    24.2.2. Any one or more Shareholders, holding alone or together at least five percent (5%) of the issued share capital of the Company.

24.3. The Board, upon demand to convene an Extraordinary Meeting in accordance with Article 24.2 above, shall announce the convening of the General Meeting within twenty one (21) days from the receipt of a demand in that respect; provided, however, that the date fixed for the Extraordinary Meeting shall not be more than thirty five (35) days from the publication date of the announcement of the Extraordinary Meeting, or such other period as may be permitted by the Companies Law or Companies Regulations.

19.      Redeemable Shares

         The provisions of these Articles with respect to General Meetings shall apply, mutatis mutandis, to meetings of the holders of a class of shares of the Company (hereinafter: "Class Meetings"); provided, however, that the requisite quorum at any such Class Meeting shall be one or more Shareholders present in person, by proxy or by deed of vote, and holding together not less than fifty percent (50%) of the issued shares of such class.

26.      Notice of General Meetings

26.1. Unless a shorter period is permitted by Law (provided that such period is not less than seven (7) days prior to the date fixed for the General Meeting), a notice of a General Meeting shall be sent to each Shareholder of the Company registered in the Shareholder Register and entitled to attend and vote at such meeting, at least twenty one (21) days prior to the date fixed for the General Meeting. Subject to the provisions of any Law, each such notice shall specify the place, the day and hour of the meeting, the agenda of the meeting, the proposed resolution(s) or a concise description thereof, the type of the meeting, the required majority, the determining date with respect to participation and voting, the telephone number and the address of the Company's offices and the dates when it is possible to browse the full text of the resolutions, and the arrangements for voting by means of a proxy and, if applicable, a deed of vote. Anything herein to the contrary notwithstanding, with the written consent of all Shareholders entitled to vote thereon, a resolution may be proposed and passed at such meeting although a shorter notice than hereinabove prescribed has been given. A waiver by a Shareholder can also be made in writing after the fact and even after the convening of the General Meeting.

26.2. Notwithstanding anything to the contrary herein, notice by the Company of a General Meeting may be effected, in addition to any means provided in these Articles, by any other means permitted by, and in accordance with the requirements of, the Companies Law or Companies Regulations.

26.3. Any accidental omission with respect to the giving of a notice of a General Meeting to any Shareholder or the non-receipt of a notice with respect to a meeting or any other notice on the part of any Shareholder shall not cause the cancellation of a resolution adopted at that meeting, or the cancellation of acts based on such notice.

                         PROCEEDINGS AT GENERAL MEETINGS

27.      The Agenda of General Meetings

27.1. The agenda of General Meetings shall be determined by the Board and shall also include issues for which an Extraordinary Meeting is being convened in accordance with Article 24 above, or as may be required upon the request of Shareholders in accordance with the provisions of the Companies Law.

27.2. The General Meeting shall only adopt resolutions on issues which are on its agenda.

27.3. The General Meeting is entitled to accept or reject a proposed resolution which is on the agenda of the General Meeting. Subject to applicable Law, the General Meeting may adopt a resolution which is different from the description thereof included in the notice of the General Meeting, provided that such resolution is not materially different from the proposed resolution.

28.      Quorum

28.1. No business shall be transacted at a General Meeting, or at any adjournment thereof, unless a lawful quorum is present when the meeting proceeds to business.

28.2. Subject to the requirements of the Companies Law, the rules of Nasdaq National Market and any other exchange on which the Company's securities are or may become quoted or listed, and the provisions of these Articles, any two or more Shareholders (not in default in payment of any sum referred to in Article 14 hereof), present in person or by proxy, or who have delivered to the Company a deed of vote indicating their manner of voting, and who hold or represent in the aggregate at least thirty three and one third percent (33 1/3%) of the voting power of the Company, shall constitute a lawful quorum at General Meetings. A Shareholder or his proxy, who also serves as a proxy for other Shareholder(s), shall be regarded as two or more Shareholders, in accordance with the number of Shareholders he is representing.

28.3. If within 30 minutes from the time appointed for the General Meeting a quorum is not present, the meeting, if convened by the Board upon demand under Article 24.2 or, if not convened by the Board, if convened by the demanding Shareholder(s) in accordance with the provisions of the Companies Law, shall be dissolved, but in any other case it shall stand adjourned to the same day in the next week (or the first Business Day thereafter), at the same time and place, or to such day and at such time and place as the Chairman may determine with the consent of the holders of a majority of the voting power represented at the meeting in person or by proxy or by deed of vote and voting on the question of adjournment, or, if a specific date for an adjournment of the General Meeting was specified in the notice of such General Meeting, to such date. No business shall be transacted at any adjourned meeting except business which might lawfully have been transacted at the meeting as originally called. At such adjourned meeting, any two (2) Shareholders (not in default as aforesaid) present in person or by proxy or by deed of vote, shall constitute a lawful quorum.

29.      Chairman

         The Chairman of the Board shall preside as Chairman at every General Meeting. If the Chairman is unable to attend a General Meeting, he or she may designate a Director to serve as Chairman of the General Meeting. If the Chairman is unable to attend a General Meeting and does not designate a Chairman to serve in his or her place, the Directors may designate a Chairman for the General Meeting If there is no such designated Chairman at a General Meeting, the Shareholders present shall choose someone of their number or any other person to be Chairman. The position of Chairman shall not, by itself, entitle the holder thereof to vote at any General Meeting nor shall it entitle such holder to a second or casting vote (without derogating, however, from the rights of such Chairman to vote as a Shareholder or proxy of a Shareholder if, in fact, he is also a Shareholder or proxy, respectively).

30.      Adjourned Meeting

         A General  Meeting at which a lawful  quorum is  present  (hereinafter:
         "The Original General Meeting"), may resolve by an Ordinary Majority to adjourn the General Meeting, from time to time, to another time and/or place (hereinafter: an "Adjourned Meeting"). In the event that a General Meeting is adjourned for twenty one (21) days or more, a notice of the Adjourned Meeting shall be given in the same manner as the notice of the Original General Meeting. With the exception of the aforesaid, a Shareholder shall not be entitled to receive a notice of an Adjourned Meeting or of the issues which are to be discussed in the Adjourned Meeting. The Adjourned Meeting shall only discuss issues that could have been discussed at the Original General Meeting, and with respect to which no resolution was adopted.

31.      Adoption of Resolutions at General Meetings

31.1. All resolutions of the General Meeting, including those with respect to the matters detailed in Article 22.1, shall be adopted by an Ordinary Majority, except with respect to Article 22.1.8 which resolution shall be adopted by a Special Majority, or any other matters with respect to which a greater majority is required by these Articles or by the Companies Law.

31.2. Every matter submitted to a General Meeting shall be decided by a show of hands, but if a written ballot is demanded by any Shareholder present in person, by proxy or by deed of vote and entitled to vote at the meeting, the same shall be decided by such ballot. A written ballot may be demanded before the proposed resolution is voted upon or immediately after the declaration by the Chairman of the results of the vote by a show of hands. If a vote by written ballot is taken after such declaration, the results of the vote by a show of hands shall be of no effect, and the proposed resolution shall be decided by such written ballot. The demand for a written ballot may be withdrawn at any time before the same is conducted, in which event another Shareholder may then demand such written ballot. The demand for a written ballot shall not prevent the continuance of the meeting for the transaction of business other than the question on which the written ballot has been demanded.

31.3. A declaration by the Chairman of the meeting that a resolution has been adopted unanimously, or adopted by a particular majority, or rejected, and an entry to that effect in the minute book of the Company, shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favor of or against such resolution.

32.      Resolutions in Writing

         A resolution in writing signed by all Shareholders of the Company then entitled to attend and vote at General Meetings or to which all such Shareholders have given their written consent (by letter, facsimile or otherwise), or their oral consent by telephone (provided that a written summary thereof has been approved and signed by the Chairman of the Board) shall be deemed to have been unanimously adopted by a General Meeting duly convened and held. Such resolution could be stated in several counterparts of the same document, each of them signed by one Shareholder or by several Shareholders.

33.      Voting Power

         Subject to the provisions of Article 34.1 and subject to any provision hereof conferring special rights as to voting, or restricting the right to vote, every Shareholder shall have one vote for each share held by him of record, on every resolution, without regard to whether the vote thereon is conducted in person, by proxy or by deed of vote, by a show of hands, by written ballot or by any other means.

34.      Voting Rights

34.1. No Shareholder shall be entitled to vote at any General Meeting (or be counted as a part of the lawful quorum thereat), unless all calls and other sums then payable by him in respect of his shares in the Company have been paid, but this Article shall not apply to Class Meetings pursuant to Article 25.

34.2. A company or other corporate entity being a Shareholder of the Company may, by resolution of its directors or any other managing body thereof, authorize any person to be its representative at any General Meeting. Any person so authorized shall be entitled to exercise on behalf of such Shareholder all the power which the latter could have exercised if it were an individual shareholder. Upon the request of the Chairman of the General Meeting, written evidence of such authorization, in form acceptable to the Chairman, shall be delivered to him.

34.3. Any Shareholder entitled to vote may vote either personally (or, if the Shareholder is a company or other corporate entity, by a representative authorized pursuant to Article 34.2) or by proxy (subject to Article 37 below), or by deed of vote in accordance with Article 40 below.

34.4. If two or more persons are registered as joint holders of any share, the vote of the senior who tenders a vote, in person, by proxy or by deed of vote, shall be accepted to the exclusion of the vote(s) of the other joint holder(s), and for this purpose seniority shall be determined by the order in which the names stand in the Shareholder Register.

35.      The Determining Date with Respect to Participation and Voting

         The Shareholders who are entitled to participate and vote at a General Meeting shall be those Shareholders who are registered in the Shareholder Register of the Company on the date determined by the Board, provided that such date not be more than forty (40) days, nor less than four (4) days, prior to the date of the General Meeting, except as otherwise permitted by the Companies Regulations.

36.      Personal Interest in Resolution

36.1. A Shareholder seeking to vote with respect to a resolution which requires that the majority for its adoption include at least a certain percentage of the votes of all those not having a personal interest (as defined in the Companies Law) in the resolution, shall notify the Company at least two (2) Business Days prior to the date of the General Meeting, whether or not he has a personal interest in the resolution, as a condition for his right to vote and be counted with respect to such resolution.

36.2. A Shareholder voting on a resolution, as aforesaid, by means of a deed of vote or a deed of authorization of a proxy, may include his notice with respect to his personal interest on the deed of vote or deed of authorization, as the case may be.

                                     PROXIES

37.      Voting by Means of a Proxy

37.1. A Shareholder registered in the Shareholder Register is entitled to appoint by deed of authorization a proxy (who is not required to be a Shareholder of the Company) to participate and vote in his stead, whether at a certain General Meeting or generally at General Meetings of the Company, whether personally or by means of a deed of vote.

37.2. In the event that the deed of authorization is not limited to a certain General Meeting, then the deed of authorization, which was deposited prior to a certain General Meeting, shall also be good for other General Meetings thereafter. This Article 37 shall also apply to a Shareholder which is a corporation, appointing a person to participate and vote in a General Meeting in its stead.

38.      A Deed of Authorization

38.1. The deed of authorization of a proxy shall be in writing and shall be substantially in the form specified below, or in any usual or common form or in such other form as may be approved by the Board. It shall be duly signed by the appointer or his duly authorized attorney or, if such appointer is a company or other corporate entity, under its common seal or stamp or the hand of its duly authorized agent(s) or attorney(s).

                              Deed of Authorization

         To: Radview Software Ltd.
         Attn: Corporate Secretary

         I _____________________ of __________________________________
         (Name of Shareholder)            (Address of Shareholder)
         being a registered holder of __________ Ordinary Shares having a par value of NIS 0.01 each, of Radview Software Ltd., hereby appoint

         ________________________ of ____________________________
                   (Name of Proxy)                          (Address of Proxy)

         as my proxy to participate and vote for me and in my stead and on my behalf at the General Meeting of the Company to be held on the _____ day of ___________, 20__ and at any adjournment(s) thereof / at any General Meeting of the Company, until I shall otherwise notify you.

         Signed this ______ day of ____________, 20__.

         -------------------------
         (Signature of Appointer)

38.2. The deed of authorization of a proxy (and the power of attorney or other authority, if any, under which such instrument has been signed) shall either be delivered to the Company, at its registered office or at such place as the Board may specify, not less than two (2) hours (or not less than twenty four (24) hours with respect to a General Meeting to be held outside of Israel) before the time fixed for the meeting at which the person named in the deed of authorization proposes to vote, or presented to the Chairman at such meeting.

39.      Effect of Death of Appointer or Revocation of Appointment

         Avote cast pursuant to a deed of authorization of a proxy shall be valid notwithstanding the previous death, incapacity or bankruptcy, or if a company or other corporate entity, the liquidation, of the appointing Shareholder (or of his attorney-in-fact, if any, who signed such instrument), or the revocation of the appointment or the transfer of the share in respect of which the vote is cast, provided no written notice of any such event shall have been received by the Company or by the Chairman of the General Meeting before such vote is cast and provided, further, that the appointing Shareholder, if present in person at said General Meeting, may revoke the appointment by means of a writing, oral notification to the Chairman, or otherwise.

                                  DEED OF VOTE

40. General

40.1. A Shareholder may vote in a General Meeting by means of a deed of vote on any of the following issues that shall arise in the General Meeting:

    40.1.1.   All issues detailed in Article 22.1.1 through 22.1.8 above;

    40.1.2. Any other issue which the Articles provide can be voted thereon by means of a deed of vote.

    40.1.3. Any other issues which may be permitted by the Companies Law or the Companies Regulations.

40.2. The deed of vote shall be signed by the Shareholder and shall be in any form acceptable to the Board.

40.3. To the extent required by the Companies Law and Companies Regulations, the deed of vote shall be sent by the Company, at its expense, to the Shareholders of the Company who are entitled to vote in the General Meeting, together with the notice with respect to the General Meeting.

40.4. A duly executed deed of vote which was received at the registered office of the Company at least two (2) Business Days prior to the date of the General Meeting, shall constitute the participation and voting of the Shareholder who has delivered it, for each and every purpose, including for the purpose of determining the lawful quorum at a General Meeting. A deed of vote received by the Company, in accordance with this Article, with respect to a certain issue which was not voted on at the General Meeting, shall be viewed as an "abstain" with respect to the resolution to adjourn the General Meeting and, at any adjourned General Meeting, shall be counted and voted in accordance with the manner set forth therein.

41.      The Disqualification of Deeds of Vote and Deeds of Authorization

         Subject to the provisions of applicable Law, the corporate secretary of the Company may, in his discretion, disqualify deeds of vote and deeds of authorization and so notify the Shareholder who submitted a deed of vote or deeds of authorization in the following cases:

41.1.    If there is a reasonable suspicion that they are forged or falsified;
41.2.    If they are not duly executed or completed;

41.3. If there is a reasonable suspicion that they are given with respect to shares for which one or more deeds of vote or deeds of authorization have been given and not withdrawn;

41.4.    If more than one choice is marked for the same resolution; or

41.5. With respect to resolutions which require that the majority for their adoption include a certain percentage of those not having a personal interest in the approval of the resolution, where it was not marked, or otherwise notified to the Company, whether or not the relevant Shareholder has a personal interest.

42.      Recommendations

42.1. The Board, and any other person upon whose lawful demand an Extraordinary Meeting is convened by the Board, may send to the Shareholders a recommendation in order to persuade them with respect to any matter specified in Article 40.1 above, which is on the agenda of such General Meeting. The recommendation shall be delivered at the expense of the Company, together with the deed of vote, if so required by Law. In the event that a General Meeting is convened with respect to any of the matters specified in Article 40.1 above, any Shareholder may submit to the Company, no later than fourteen (14) days prior to the date of the General Meeting, a request that a recommendation be delivered on his behalf to the other Shareholders, together with the form of such recommendation. Unless it is otherwise provided by Law, such recommendation shall be delivered by the Company at the expense of such Shareholder.

42.2. The Board may send to the Shareholders a recommendation in response to a recommendation delivered in accordance with the provisions of this Article, or in response to any other submission to the Shareholders. Such recommendation shall be delivered at the expense of the Company.

                               BOARD OF DIRECTORS

43.      The Authority of the Board

43.1. The authority of the Board is as specified in the Companies Law and in the provisions of these Articles.

43.2. The Board may exercise any authority of the Company which is not, by the Companies Law or by these Articles, required to be exercised by another organ of the Company.

43.3. Without derogating from the generality of Articles 43.1 and 43.2 above, the Board's authority shall include the following:

    43.3.1. The Board may, from time to time, in its discretion, cause the Company to borrow or secure the payment of any sum or sums of money for the purposes of the Company, and may secure or provide for the repayment of such sum or sums in such manner, at such times and upon such terms and conditions in all respects as it deems appropriate, including, without limitation, by the issuance of bonds, perpetual or redeemable debentures or other securities, or any mortgages, charges, or other liens on the undertaking or the whole or any part of the property of the Company, both present and future, including its uncalled or called but unpaid capital.

    43.3.2. The Board may, from time to time, set aside any amount(s) out of the profits of the Company as a reserve or reserves for any purpose(s) which the Board, in its sole discretion, shall deem appropriate, and may invest any sum so set aside in any manner and from time to time deal with and vary such investments, and dispose of all or any part thereof, and employ any such reserve or any part thereof in the business of the Company without being bound to keep the same separate from other assets of the Company, and may subdivide or redesignate any reserve or cancel the same or apply the funds therein for another purpose, all as the Board may from time to time deem appropriate.

    43.3.3. Subject to the provisions of any Law, the Board may, from time to time, authorize any person to be the representative of the Company with respect to those objectives and subject to those conditions and for that time period, as the Board deems appropriate, and may also grant any such representative the authority to delegate any or all of the authorities, powers and discretion given to him by the Board.

44.      Board Meetings

44.1.    Convening Meetings of the Board

    44.1.1. The Chairman of the Board may convene a meeting of the Board at any time; provided that a meeting of the Board be convened at least once every three (3) months.

    44.1.2. The Chairman of the Board shall convene a meeting of the Board at any time or in any event that such meeting is required by the provisions of the Companies Law.

44.2.    Notice of a Meeting of the Board

    44.2.1. Any notice with respect to a meeting of the Board may be given orally or in writing, so long as the notice is given at least seven (7) days prior to the date fixed for the meeting, unless all Directors or their Alternate Directors (as defined in Article 46.1.1) or their representatives agree on a shorter time period. Such notice shall be delivered personally, by mail, or transmitted via facsimile or e-mail or through another means of communication, to the address, facsimile number or to the e-mail address or to an address where messages can be delivered through other means of communication, as the case may be, as the Director informed the Company in advance.

    44.2.2. A notice with respect to a meeting of the Board shall include the venue, date and time of the meeting of the Board, the issues on its agenda and any other material that the Chairman of the Board requests to be included in the notice with respect to the meeting.

44.3.    The Agenda of Board Meetings

         The agenda of any meeting of the Board shall be as determined by the Chairman of the Board, and shall include the following matters:

    44.3.1. Matters for which the meeting is required to be convened in accordance with the Companies Law;

    44.3.2. Any matter requested by a Director or by the General Manager to be included in the meeting within a reasonable time (taking into account the nature of the matter) prior to the date of the meeting;

    44.3.3.   Any other matter determined by the Chairman of the Board.

44.4.    Quorum

         Unless otherwise unanimously decided by the Board, a quorum at a meeting of the Board shall be constituted by the presence of a majority of the Directors then in office who are lawfully entitled to participate in the meeting (as conclusively determined by the Chairman of the Board ), but shall not be less than two Directors.

44.5.    Conducting a Meeting Through Means of Communication

         The Board may conduct a meeting of the Board through the use of any means of communication, provided all of the participating Directors can hear each other simultaneously. A resolution approved by use of means of communications as aforesaid, shall be deemed to be a resolution lawfully adopted at a meeting of the Board.

44.6.    Voting in the Board

         Unless otherwise provided by these Articles, issues presented at meetings of the Board shall be decided upon by a majority of the votes of Directors present (or participating, in the case of a vote through a permitted means of communications) and lawfully entitled to vote thereon (as conclusively determined by the Chairman of the Board). Each Director shall have a single vote.

44.7.    Adoption of Resolutions Without Convening

         The Board may adopt resolutions without actually convening with the written consent (given by letter, facsimile, e-mail or otherwise) or oral consent (provided that such consent has been confirmed in writing by the Chairman of the Board) of all the Directors then in office and lawfully entitled (as conclusively determined by the Chairman of the Board) to participate and to vote thereon. Matters presented in accordance with this Article 44.7 shall be decided upon by a majority of the votes of such Directors. Resolutions adopted pursuant to this
         Article 44.7 shall be deemed to have been duly adopted by a meeting of the Board duly convened and held. Minutes of such resolutions shall be approved and signed by the Chairman of the Board.

44.8.    Written Resolution

         A resolution in writing signed by all Directors then in office and lawfully entitled to vote thereon (as conclusively determined by the Chairman of the Board) or to which all such Directors have given their consent (by letter, facsimile, e-mail or otherwise), or their oral consent by telephone (provided that a written summary thereof has been approved and signed by the Chairman of the Board), shall be deemed to have been unanimously adopted by a meeting of the Board duly convened and held.

45.      The Appointment of Directors

45.1.     The Number of Directors

         The Board shall consist of such number of Directors, not less than five
         (5) nor more than eleven (11).

45.2.    Directors Generally

    45.2.1. Subject to the provisions of the Companies Law, a Director may hold another position in the Company.

    45.2.2. A company or other corporate entity may serve as a Director in the Company, subject to the provisions of Articles 46.2 and 46.3 below.

    45.2.3. The Board shall include external Directors as may be required to comply with the requirements of Companies Law, and independent Directors (any of whom may serve as an external Director as referred to above) as may be required to comply with the requirements of the Nasdaq Stock Market or any other securities exchange on which the securities of the Company are then quoted or listed.

45.3.    The Election  of Directors and their Terms of Office

    45.3.1. The Directors shall be elected at each Annual Meeting by a resolution adopted by an Ordinary Majority; provided, however, that external Directors shall be elected in accordance with the

              Companies Law and/or any securities exchange rule applicable to the Company. The Directors shall commence the terms of their office from the close of the Annual Meeting at which they are elected, unless a later date is stated in the resolution with respect to their appointment, and, subject to the provisions of the Companies Law with respect to external Directors, shall serve in office until the close of the next Annual Meeting, unless their office is vacated earlier in accordance with the provisions of Law or these Articles.

    45.3.2. Subject to the provisions of the Companies Law with respect to external Directors, in each Annual Meeting, the Directors that were elected in the previous Annual Meeting, and thereafter, in any Extraordinary Meeting, or otherwise previously appointed to the Board, shall be deemed to have resigned from their office. A resigning Director may be reelected.

    45.3.3. The General Meeting, by a resolution adopted by an Ordinary Majority, or the Board, upon approval of the majority of the Directors of the Company, may elect any person as a Director, to fill an office which became vacant, and also in any event in which the number of members of the Board is less than the maximum set in
              Article 45.1 above. Any Director elected in such manner shall serve in office until the next Annual Meeting.

45.4.    The Initial Structure of the Board

Until otherwise resolved by a resolution of the shareholders of the Company or by the Board, in accordance with Article 45.3 hereof, the members of the Board shall be: (i) Shai Beilis, (ii) Ilan Kinreich, (iii) William J. Geary, (iv) Robert Steinkrauss, (v) Christopher M. Stone and (vi) Kathleen A. Cote.

46.      Alternate Directors and Representative of a Director that is a Company

46.1.     Alternate Directors

    46.1.1. Subject to the provisions of the Companies Law, any Director may, by written notice to the Company, appoint an alternate for himself (in these Articles, an "Alternate Director"), dismiss such Alternate Director and appoint another Alternate Director in place of any Alternate Director appointed by him whose office has been vacated for any reason whatsoever, for a certain meeting or a certain period of time to be specified in the appointment. Any notice given to the Company pursuant to this Article shall be in writing, delivered to the Company and signed by the appointing or dismissing Director, and shall become effective on the date fixed therein, or upon the delivery thereof to the Company, whichever is later.

    46.1.2. Anyone who is not qualified to be appointed as a Director and/or anyone serving as a Director or as an existing Alternate Director may not be appointed and may not serve as an Alternate Director.

46.2.    Representative of a Director that is a Company

         A Director that is a company or other corporate entity shall appoint an individual, qualified to be appointed as a Director in the Company, in order to serve on its behalf, either for a certain meeting or for a certain period of time or generally and such company or other entity may also dismiss that individual and appoint another in his stead (hereinafter: a "Director's Representative"). Any notice given to the Company pursuant to this Article shall be in writing, delivered to the Company and signed by the appointing or dismissing body, and shall become effective on the date fixed therein, or upon the delivery thereof to the Company, whichever is later.

46.3.    Provisions   with  Respect  to  Alternate   Directors  and   Director's
         Representatives

    46.3.1. An Alternate Director and a Director's Representative shall have all the authority of the Director who appointed him, provided, however, that he may not in turn appoint an alternate or a representative for himself (unless the instrument appointing him otherwise expressly provides), and provided further that an Alternate Director and a Director's Representative shall have no standing at any meeting of the Board or any committee thereof while the Director who appointed him is present.

    46.3.2. The office of an Alternate Director or a Director's Representative shall be vacated under the circumstances, mutatis mutandis, set forth in Article 47, and such office shall ipso facto be vacated if the Director who appointed such Alternate Director or Director's Representative ceases to be a Director.

47.      Termination of the Term of a Director

         Subject to the provisions of the Companies Law with respect to external Directors, the term of a Director shall terminate in any of the following cases:

47.1. If he resigned from his office by way of a signed letter, filed with the corporate secretary at the Company's office;

47.2.    If he is declared bankrupt;

47.3.    If he is declared by an appropriate court to be incapacitated;

47.4. Upon his death and, in the event of a company or other corporate entity, upon the adoption of a resolution for its voluntary liquidation or the issuance of a liquidation order;

47.5. If he is removed from his office by way of a resolution adopted by the General Meeting by an Ordinary Majority;

47.6. If he is convicted of a crime requiring his termination pursuant the Companies Law; or

47.7. If his term of office is terminated by the Board in accordance with the provisions of the Companies Law.

48.      Continuing Directors in the Event of Vacancies

         In the event of one or more vacancies in the Board, the continuing Directors may continue to act in every matter; provided, however, that if the number of continuing Directors is less than the minimum number provided for pursuant to Article 45.1 hereof, and unless the vacancy or vacancies is filled by the Board pursuant to Article 45.3.3, they may only act for the convening of a General Meeting for the purpose of electing Director(s) to fill any or all vacancies.

49.      Compensation of Directors

49.1. Directors who do not hold other positions in the Company and who are not external Directors shall not receive any compensation from the Company, unless such compensation and its amount are approved by the General Meeting, subject to applicable Law.

49.2. The compensation of the Directors may be fixed, as an all-inclusive payment or as payment for participation in meetings or as any combination thereof.

49.3. The Company may reimburse expenses incurred by a Director in connection with the performance of his duties as a Director, to the extent provided in a resolution of the Board.

50.      Personal Interest of a Director

         Subject to compliance with the provisions of the Companies Law, the Company may enter into any contract or otherwise transact any business with any Director and may enter into any contract or otherwise transact any business with any third party in which contract or business a Director has a personal interest, directly or indirectly.

51.      Committees of the Board of Directors

51.1. Subject to the provisions of the Companies Law, the Board may delegate its authorities or any part of them to committees, as it deems appropriate, and it may from time to time cancel the delegation of any such authority. Any such committee, while utilizing an authority as stated, is obligated to fulfil all of the instructions given to it from time to time by the Board. The Board may adopt a charter, or guidelines, for any such committee and amend the same from time to time.

51.2. Subject to the provisions of the Companies Law, the rules of the Nasdaq National Market or any other exchange on which the Company's securities are or may become quoted or listed, each committee of the Board shall consist of at least two (2) Directors, of which at least one shall be an external Director; provided that the audit committee shall consist of at least three (3) Directors, and all of the external Directors of the Company shall be members of it.

51.3. The provisions of these Articles with respect to meetings of the Board shall apply, mutatis mutandis, to the meetings and discussions of each committee of the Board, provided that no other terms are set by the Board in this matter, and provided that the lawful quorum for the meetings of the committee, as stated, shall be at least a majority of the members of the committee, unless otherwise required by Law.

51.4. The Board of Directors may delegate the authority to determine compensation of Office Holders ("Nosei Misra") or other employees of the Company, with the exception of compensation of Directors, to a committee of the Board; provided that the committee may only authorize compensation if the grant of such compensation is not an extraordinary transaction ("Iska Hariga"), as such term is defined in Section 1 of the Companies Law.

52.      Chairman of the Board

52.1.    Appointment

    52.1.1. The Board shall choose one of its members to serve as the Chairman of the Board. Unless otherwise provided in the appointing resolution, the Chairman of the Board shall be appointed at each first meeting of the Board held after the General Meeting in which Directors were appointed to the Company.

    52.1.2. In the event that the Chairman of the Board ceases to serve as a Director in the Company, the Board, in its first meeting held thereafter, shall appoint one of its members to serve as a new Chairman who will serve in his position for the term set in the appointment resolution, and if no period is set, until the appointment of a new Chairman, as provided in this Article.

    52.1.3. In the event that the Chairman of the Board is absent from a meeting of the Board within fifteen (15) minutes of the time fixed for the meeting, or if he is unwilling to preside at the meeting, the Board shall appoint one of the Directors present to preside at the meeting.

    52.1.4. The Board may, by a majority vote, remove at any time the current Chairman and elect a new Chairman in accordance with Article 52.1.1.

52.2.     Authority

    52.2.1. The Chairman of the Board shall preside over meetings of the Board and shall sign the minutes of the meetings.

    52.2.2. In the event of deadlock vote, the Chairman of the Board shall not have an additional or casting vote.

    52.2.3. The Chairman of the Board is entitled, at all times, at his initiative or pursuant to a resolution of the Board, to require reports from the General Manager in matters pertaining to the business affairs of the Company.

    52.2.4. The Chairman of the Board shall not serve as the General Manager of the Company, unless he is appointed in accordance with the provisions of the Companies Law.

    52.2.5. The Chairman of the Board shall not serve as a member of the audit committee.

53.      Validity of Acts Despite Defects

         Subject to the provisions of the Companies Law, all acts done bona fide at any meeting of the Board, or of a committee of the Board, or by any person(s) acting as Director(s), shall, notwithstanding that it may afterwards be discovered that there was some defect in the appointment of the participants in such meetings or any of them or any person(s) acting as aforesaid, or that they or any of them were disqualified, be as valid as if there was no such defect or disqualification.

                                     MINUTES

54.      Minutes

54.1. Minutes of each General Meeting and of each meeting of the Board shall be recorded and duly entered in books provided for that purpose. Such minutes shall set forth all resolutions adopted at the meeting and, with respect to minutes of Board meetings, the names of the persons present at the meeting.

54.2. Any minutes as aforesaid, if purporting to be signed by the Chairman of the meeting or by the Chairman of the next succeeding meeting, shall constitute prima facie evidence of the matters recorded therein.

                                OFFICERS; AUDITOR

55.      The General Manager

55.1. The Board shall appoint a General Manager, and may appoint more than one General Manager. Subject to Article 52.2.4, the General Manager may be a Director. Such appointment(s) as General Manager may be either for a fixed term or without any limitation of time, and the Board may from time to time (subject to the provisions of the Companies Law and of any contract between any such person and the Company) fix his or their salaries and emoluments, remove or dismiss him or them from office and appoint another or others in his or their place or places.

55.2.     The Authority of the General Manager

    55.2.1. The General Manager is responsible for the day-to-day management of the affairs of the Company within the framework of the policies set by the Board and subject to its instructions.

    55.2.2. The General Manager shall have all managerial and operational authorities which were not conferred by Law or pursuant to these Articles to any other organ of the Company, and he shall be under the supervision of the Board.

    55.2.3. In the event the Board appoints more than one General Manager, the Board may determine the respective positions and functions of the General Managers and allocate their authorities as the Board may deem appropriate.

    55.2.4. The Board may assume the authority granted to the General Manager, either with respect to a certain issue or for a certain period of time.

    55.2.5. In the event that the General Manager is unable to exercise his authority, the Board may exercise such authority in his stead, or authorize another to exercise such authority.

    55.2.6. The General Manager, with the approval of the Board, may delegate to his subordinates any of his authority.

56.      Internal Controller

56.1. The Board shall appoint an internal controller to the Company in accordance with the proposal of the audit committee and with the provisions of the Companies Law. The internal controller shall report to the Chairman of the Board, the General Manager and the Chairman of the audit committee, all to the extent required by Law.

56.2. The internal controller shall file with the Board a proposal for an annual or other periodic work plan, which shall be approved by the Board, subject to any changes it deems appropriate.

57.      Other Officers of the Company

         The Board may appoint, in addition to the General Manager and the internal controller, other officers, define their positions and authorities, and set their compensation and terms of employment. The Board may authorize the General Manager to exercise any or all of its authorities stated in this Article.

58.      The Auditor

58.1. The Shareholders at the Annual Meeting shall appoint an auditor for a period until the close of the following Annual Meeting or for a period not to extend beyond the close of the third Annual Meeting following the Annual Meeting in which he was appointed. Subject to the provisions of the Companies Law, the General Meeting is entitled at any time to terminate the service of the auditor.

58.2. The Board shall fix the compensation of the auditor of the Company for his auditing activities, and shall also fix the compensation of the auditor for additional services, if any, which are not auditing activities, and, in each case, shall report thereon to the Annual Meeting.

                                 DISTRIBUTIONS

59.      General

         The Company may effect a distribution to its Shareholders to the extent permitted by the Companies Law. Except as permitted by the Companies Law or Companies Regulations, distributions shall not be made except from the profits of the Company legally available therefor.

60.      Dividend and Bonus Shares

60.1.     Right to Dividend or Bonus Shares

    60.1.1. A Shareholder shall be entitled to receive dividends or bonus shares, upon the resolution of the Board of Directors, provided in each case the distribution is permitted in accordance with the provisions of the Companies Law and consistent with the rights attached to the shares held by such Shareholder.

    60.1.2. The Shareholders entitled to receive dividends or bonus shares shall be those who are registered in the Shareholder Register on the date of the resolution approving the distribution or allotment, or on such later date, as may be determined in such resolution.

60.2.    [Reserved]

60.3.    Specific Dividend

         Upon the recommendation of the Board approved by a resolution of the General Meeting adopted by an Ordinary Majority, a dividend may be paid, in whole or in part, by the distribution of specific assets of the Company or by distribution of paid up shares, debentures or other securities of the Company or of any other companies, or in any combination thereof.

60.4.    Deductions from Dividends

         The Board may deduct from any distribution or other moneys payable to any Shareholder in respect of a share any and all sums of money then payable by him to the Company on account of calls or otherwise in respect of shares of the Company and/or on account of any other debt permitted to be setoff in accordance with applicable law.

60.5.    Retention of Dividends

    60.5.1. The Board may retain any dividend, bonus shares or other moneys payable or property distributable in respect of a share on which the Company has a lien, and may apply the same in or toward satisfaction of the debts, liabilities, or engagements in respect of which the lien exists.

    60.5.2. The Board may retain any dividend, bonus shares or other moneys payable or property distributable in respect of a share in respect of which any person is, under Article 20.4, entitled to become a Shareholder, or which any person is, under said Articles, entitled to transfer, until such person shall become a Shareholder in respect of such share or shall transfer the same.

60.6.    Mechanics of Payment

         Any dividend or other moneys payable in cash in respect of a share may be paid by check sent by registered mail to, or left at, the registered address of the person entitled thereto or by transfer to a bank account specified by such person (or, if two or more persons are registered as joint holders of such share or are entitled jointly thereto as a result of the death or bankruptcy of the holder or otherwise, to any one of such persons or to his bank account), or to such person and at such address as the person entitled thereto may direct in writing. Every such check shall be made payable to the order of the person to whom it is sent, or to such person as the person entitled thereto as aforesaid may direct, and payment of the check by the banker upon whom it is drawn shall be a good discharge to the Company. Every such check shall be sent at the risk of the person entitled to the money represented thereby.

60.7.    An Unclaimed Dividend

         All unclaimed dividends or other moneys payable in respect of a share may be invested or otherwise made use of by the Board for the benefit of the Company until claimed. The payment by the Board of any unclaimed dividend or such other moneys into a separate account shall not constitute the Company a trustee in respect thereof, and any dividend unclaimed after a period of seven (7) years from the date of declaration of such dividend, and any such other moneys unclaimed after a like period from the date the same were payable, shall be forfeited and shall revert to the Company; provided, however, that the Board may, at its discretion, cause the Company to pay any such dividend or such other moneys, or any part thereof, to a person who would have been entitled thereto had the same not reverted to the Company.

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

60.8.    Receipt from a Joint Holder

         If two or more persons are registered as joint holders of any share, or are entitled jointly thereto as a result of the death or bankruptcy of the holder or otherwise, any one of them may give effectual receipts for any dividend, bonus shares or other moneys payable or property distributable in respect of such share.

60.9.    Manner of  Capitalization  of  Profits  and the  Distribution  of Bonus
         Shares

         Upon the recommendation of the Board approved by a resolution of the General Meeting adopted by an Ordinary Majority, the Company may cause any moneys, investments, or other assets forming part of the undivided profits of the Company, standing to the credit of a reserve fund, or to the credit of a reserve fund for the redemption of capital, or in the hands of the Company and available for distribution, or representing premiums received on the issuance of shares and standing to the credit of the share premium account, to be capitalized and distributed as capital among such of the Shareholders as would be entitled to receive the same if distributed by way of dividend and in the same proportion, or may cause any part of such capitalized fund to be applied on behalf of such Shareholders in paying up in full, either at par or at such premium as the resolution may provide, any unissued shares or
         debentures   or  other   securities  of  the  Company  which  shall  be
         distributed accordingly, in payment, in full or in part, of the uncalled liability on any issued shares or debentures or other securities, and may cause such distribution or payment to be accepted by such Shareholders in full satisfaction of their interest in such capitalized sum.

60.10. The Board may settle, as it deems fit, any difficulty arising with regard to the distribution of bonus shares, distributions referred to in Articles 60.3 and 60.9 hereof or otherwise, and in particular, to issue certificates for fractions of shares and sell such fractions of shares in order to pay their consideration to those entitled thereto, to set the value for the distribution of certain assets and to determine that cash payments shall be paid to the Shareholders on the basis of such value, or that fractions whose value is less than NIS
         0.01 shall not be taken into account. The Board may pay cash or convey these certain assets to a trustee in favor of those people who are entitled to a dividend or to a capitalized fund, as the Board shall deem appropriate.

60.11. The provisions of this chapter shall also apply to the distribution of Securities.

61.      Acquisition of Shares

61.1. The Company is entitled to acquire or to finance an acquisition, directly or indirectly, of shares of the Company or securities convertible or exercisable into shares of the Company, including incurring an obligation to take any of these actions, subject to the fulfillment of the conditions of a permitted distribution under the Companies Law. In the event that the Company so acquired any of its shares, any such share shall become a dormant share, and shall not confer any rights, so long as it held by the Company.

61.2. A subsidiary or another company controlled by the Company is entitled to acquire or finance an acquisition, directly or indirectly, of shares of the Company or securities convertible or exercisable into shares of the Company, or incur an obligation with respect thereto, to the same extent that the Company may make a distribution, subject to the terms of, and in accordance with the Companies Law. In the event a subsidiary or such controlled company so acquired any of the Company's shares, any such share shall not confer any voting rights, so long as it is held by such subsidiary or controlled company.

            INSURANCE, INDEMNIFICATION AND RELEASE OF OFFICE HOLDERS

62.      Definition

         For purposes of Articles 63, 64 and 65 below, the term "Office Holder" shall have the meaning ascribed to such term in the Companies Law.

63.      Insurance of Office Holders

63.1. The Company may, to the extent permitted by the Companies Law including the receipt of all approvals as required therein or under applicable law, enter into a contract for the insurance of the liability of an Office Holder of the Company, in respect of a liability imposed on him as a result of an act done by him in his capacity as an Office Holder of the Company, in any of the following:

    63.1.1.   a breach of his duty of care to the Company or to another person;

    63.1.2. a breach of his duty of loyalty to the Company, provided that the Office Holder acted in good faith and had reasonable grounds to assume that such act would not harm the Company;

    63.1.3.   a financial liability imposed on him in favor of another person.

64.       Indemnification of Office Holders

64.1. The Company may, to the extent permitted by the Companies Law including the receipt of all approvals as required therein or under applicable law, indemnify an Office Holder of the Company for liability or expense he incurs as a result of an act done by him in his capacity as an Office Holder of the Company, as follows:

    64.1.1.   a financial liability imposed on him in favor of another person by
              a  court   judgment,   including  a  settlement   judgment  or  an
              arbitrator's award approved by a court;

    64.1.2. reasonable litigation expenses, including attorneys' fees, expended by an Office Holder or charged to him by a court, in a proceeding filed against him by the Company or on its behalf or by another person, or in a criminal charge from which he was acquitted, or in a criminal charge of which he was convicted of a crime which does not require a finding of criminal intent.

64.2. The Company may indemnify an Office Holder of the Company pursuant to this Article 64 retrospectively, and may also undertake in advance to indemnify an Office Holder of the Company, provided the undertaking is limited to events of a kind which the Board believes can be anticipated at the time of such undertaking, and in an amount that the Board determines is reasonable under the circumstances.

65.      Release of Office Holders

         The Company may, to the extent permitted by the Companies Law, release an Office Holder of the Company, in advance, from his liability, in whole or in part, for damages resulting from the breach of his duty of care to the Company.

66.      General

         The provisions of Articles 63, 64 and 65 above are not intended, and shall not be interpreted, to restrict the Company in any manner in respect of the procurement of insurance and/or in respect of indemnification and/or release from liability in connection with any person who is not an Office Holder, including, without limitation, any employee, agent, consultant or contractor of the Company who is not an Office Holder, or in connection with any Office Holder to the extent that such insurance and/or indemnification and/or release from liability is permitted under the Law.

                                   LIQUIDATION

67.      Liquidation

67.1. Subject to the provision of applicable Law, in the event that the Company is liquidated, whether voluntarily or otherwise, the liquidator, with the approval of a General Meeting, may make a distribution in kind to the Shareholders of all or part of the property of the Company, and he may, with the approval of the General Meeting, deposit any part of the property of the Company with trustees in favor of the Shareholders, as the liquidator with the aforementioned approval, deems appropriate.

67.2. Subject to applicable Law and to the rights of shares with special rights upon liquidation, the assets of the Company available for distribution among the Shareholders shall be distributed to them in proportion to the amount paid or credited as paid on the par value of their respective holdings of the shares in respect of which such distribution is being made.

                                    ACCOUNTS

68.      Books of Account

         The Board shall cause accurate books of account to be kept in accordance with the provisions of the Companies Law and of any other applicable Law. Such books of account shall be kept at the registered office of the Company, or at such other place or places as the Board may deem appropriate, and they shall always be open to inspection by all Directors. No Shareholder, not being a Director, shall have any right to inspect any account or book or other similar document of the Company, except as conferred by Law or authorized by the Board or by a resolution of the General Meeting adopted by an Ordinary Majority.

69.      Audit

         Without derogating from the requirements of any applicable Law, at least once in every fiscal year the accounts of the Company shall be audited and the accuracy of the profit and loss account and balance sheet certified by one or more duly qualified auditors.

                       RIGHTS OF SIGNATURE, STAMP AND SEAL

70.      Rights of Signature, Stamp and Seal

70.1. The Board shall be entitled to authorize any person or persons (who need not be Directors) to act and sign on behalf of the Company, and the acts and signature of such person(s) on behalf of the Company shall bind the Company insofar as such person(s) acted and signed within the scope of his or their authority.

70.2.    The Company shall have at least one official stamp.

70.3. The Board may provide for a seal. If the Board so provides, it shall also provide for the safe custody thereof. Such seal shall not be used except by the authority of the Board and in the presence of the person(s) authorized to sign on behalf of the Company, who shall sign every instrument to which such seal is affixed.

                                     NOTICES

71.      Notices

71.1. Any written notice or other document may be served by the Company upon any Shareholder either personally or by sending it by prepaid registered mail (airmail if sent to a place outside Israel) addressed to such Shareholder at his address as described in the Shareholder Register or such other address as he may have designated in writing for the receipt of notices and other documents. Any written notice or other document may be served by any Shareholder upon the Company by tendering the same in person to the corporate secretary or the General Manager of the Company at the principal office of the Company or by sending it by prepaid registered mail (airmail if posted outside Israel) to the Company at its registered office. Any such notice or other document shall be deemed to have been served two (2) Business Days after it has been posted (seven (7) Business Days if sent internationally), or when actually received by the addressee if sooner than two days or seven days, as the case may be, after it has been posted, or when actually tendered in person, to such Shareholder (or to the corporate secretary or the General Manager), provided, however, that notice may be sent by facsimile or other electronic means and confirmed by registered mail as aforesaid, and such notice shall be deemed to have been given on the first Business Day (other than Sunday) after such facsimile or other electronic communication has been sent or when actually received by such Shareholder (or by the Company), whichever is earlier. If a notice is, in fact, received by the addressee, it shall be deemed to have been duly served, when received, notwithstanding that it was defectively addressed or failed, in some respect, to comply with the provisions of this Article 71.1. Unless otherwise provided in these Articles, the provisions of this Article 71.1 shall also apply to written notices permitted or required to be given by the Company to any Director or by any Director to the Company.

71.2. All notices to be given to the Shareholders shall, with respect to any share held by persons jointly, be given to whichever of such persons is named first in the Shareholder Register, and any notice so given shall be sufficient notice to the holders of such share.

71.3. Any Shareholder whose address is not described in the Shareholder Register, and who shall not have designated in writing an address for the receipt of notices, shall not be entitled to receive any notice from the Company.

71.4. Any Shareholder and any Director may waive his right to receive notices generally or during a specific time period and he may consent that a General Meeting of the Company or a meeting of the Board, as the case may be, shall be convened and held notwithstanding the fact that he did not receive a notice with respect thereto, or notwithstanding the fact that the notice was not received by him within the required time, in each case subject to the provisions of any Law prohibiting any such waiver or consent.